As filed with the Securities and Exchange Commission on September 26, 2025

Securities Act File No. 333-[ ]

1940 Act File No. 811-24123

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

ProShares Private Equity Access Fund

(Exact Name of Registrant as Specified in Charter)

7272 Wisconsin Avenue, 21st Floor

Bethesda, MD 20814

(Address of Principal Executive Offices)

(240) 497-6400

(Registrant’s Telephone Number)

Richard Morris

7272 Wisconsin Avenue, 21st Floor

Bethesda, MD 20814

(Name and Address of Agent for Service)

Copy to:

Allison M. Fumai, Esq.

Mark D. Perlow, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this Prospectus is not complete and may be changed. Shares of the Fund may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION—Preliminary Prospectus dated September 26, 2025

ProShares Private Equity Access Fund

Investor Class

Service Class

Institutional Class

ProShares Private Equity Access Fund (the “Fund”) is a Delaware Statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Investment Objective. The Fund’s investment objective is to provide investors with long-term capital appreciation.

Investment Strategies. In pursuing its investment objective, the Fund invests primarily in an actively managed portfolio of private equity assets (collectively, “private equity investments”). The Fund’s private equity investments are expected to represent a broad spectrum of types of private equity opportunities (e.g., buyout, growth capital, special situations, credit, venture capital, private infrastructure, real estate, real assets and/or other private assets) and vintage years (i.e., the year in which an Investment Fund (as defined below) begins investing). The Fund’s investment exposure to private equity investments through these strategies is implemented principally by making investments in secondary investments and early secondaries investments (“Secondary Investments”) in private equity and other private asset funds (“Investment Funds”) and may include a small, if any, allocation to primary investments (“Primary Investments”) in Investment Funds. Each underlying Investment Fund is, or will be, managed by the general partner or managing member (or a person or entity performing a similar role) of the Investment Fund (such general partner, managing member, or other person/entity in respect of any Investment Fund being hereinafter referred to as the “Investment Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Manager. The Fund’s private equity investments may also include direct investments in operating companies (“Direct Investments”) and Index-Related Investments (as defined below). Private equity investments also include private investment funds and other securities that seek to replicate the returns of a theoretical investment in a diversified portfolio of private equity investments. Specifically, the Fund’s index-related investments (the “Index-Related Investments”) seek to replicate the performance of a diversified portfolio of private equity investments by investing in a portfolio of publicly traded assets, which may include equities, options, exchange-traded funds (“ETFs”) and futures.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private equity investments through Secondary Investments, Primary Investments, Direct Investments and Index-Related Investments. [The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a private equity investment, in each case that the Fund reasonably expects to be called in the future, as qualifying private equity investments for purposes of its 80% investment policy.]

Investment Advisor/Sub-Advisor. The Fund is externally managed by ProShare Advisors LLC (“ProShare Advisors” or the “Advisor”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. [ ] (the “Sub-Advisor”) serves as sub-advisor to the Fund.

Interval Fund. The Fund operates as an interval fund and conducts quarterly repurchase offers for its Common Shares at net asset value (“NAV”) per Common Share in an amount not less than 5% of its outstanding Common Shares nor more than 25% of its outstanding Common Shares in any calendar quarter, subject to applicable law, approval of the Fund’s Board of Trustees, and in accordance with the Fund’s repurchase policy established pursuant to Rule 23c-3 under the 1940 Act. See “Repurchase Offers” and “Risk Factors and Special Considerations – Share Repurchase Program Related Risks” later in this Prospectus for further discussion on the Fund’s repurchase policies and related risks.

Common Shares. The Fund intends to offer three separate classes of common shares of beneficial interest (the “Common Shares” or “Shares”), designated as Investor Class, Service Class and Institutional Class. The Fund may offer additional classes of Common Shares in the future. The Fund intends to apply for an exemptive order from the Securities and Exchange Commission (“SEC”) with respect to the Fund’s multi-class structure. Investor Class and Service Class Common Shares will not be offered to investors until the Fund receives an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. See “Shareholder Services Guide.”

	Per Investor Class Share	Per Service Class Share	Institutional Class Share	Total(1)
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load(2) as a Percentage of Purchase Amount	None	None	None
Proceeds to the Fund Before Expenses(3)	Current NAV	Current NAV	Current NAV	Amount invested at NAV

(1)

Investor Class Shares, Service Class Shares and Institutional Class Shares are or will be continuously offered at a price per share equal to the NAV per share for such class. Each class of Shares will initially be offered at $[25.00] per share. The required minimum initial investment for Investor Class and Service Class Shares is $5,000 for accounts that list a financial professional and $15,000 for self-directed accounts. The required minimum initial investment for Institutional Class Shares of the Fund is $250,000. The Fund may, in the Advisor’s sole discretion, accept investments below these minimums.

(2)

No upfront sales load will be paid with respect to Investor Class, Service Class and Institutional Class Shares, however, if you buy Investor Class Shares and Service Class Shares through certain financial intermediaries (“Financial Intermediaries”), they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, in accordance with applicable law. Financial Intermediaries will not charge such fees on Institutional Class Shares. Your financial intermediary may impose additional charges when you purchase Common Shares of the Fund. Please consult your financial intermediary for additional information.

(3)

Assumes that all shares currently registered are sold in the continuous offering. The proceeds may differ from that shown if additional shares are registered. The Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Common Shares.

There is no assurance that you will be able to tender your Common Shares when or in the amount that you desire. Common Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is subject to, among others, the following risks:

•	The Fund is newly organized and has no operating history.

•	The Fund is a closed-end fund and may trade frequently at a discount from net asset value. This creates a risk of loss for investors purchasing shares in the initial public offering.

•	[This is a “blind pool” offering and thus you will not have the opportunity to evaluate the Fund’s investments before the Fund makes them.]

•

The Fund’s Common Shares are not listed on any national securities exchange and it is not anticipated that a secondary market for the Common Shares will develop. You should generally not expect to be able to sell your Common Shares (other than through the repurchase process). Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

•

Even though the Fund will offer to repurchase Common Shares on a quarterly basis, only a limited number of Common Shares will be eligible for repurchase by the Fund, so you should consider the Common Shares to be illiquid. Common Shares will not be redeemable at a shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, there is no guarantee that you will be able to sell your Common Shares at any given time or in the quantity that you desire.

•

Common Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

•

Common Shares are speculative and involve a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors and Special Considerations” later in this Prospectus to read about the risks you should consider before buying Common Shares.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and borrowings.

The Fund’s investment objective is to provide investors with long term capital appreciation. Market fluctuations and general economic conditions can adversely affect the Fund. There is no guarantee that the Fund will achieve its investment objective. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund’s use of leverage. See “Risk Factors and Special Considerations” later in this Prospectus for a discussion of any factors that make an investment in the Fund speculative or high risk.

This prospectus, together with any applicable prospectus supplement, sets forth concisely information about the Fund you should know before investing. Please read this prospectus carefully before deciding whether to invest and retain it for future reference. You can find additional information about the Fund in its current SAI, dated [ ], as may be amended from time to time, which has been filed electronically with the SEC and which is incorporated by reference into, and is legally a part of, this Prospectus. Copies of the SAI, along with other Fund-related materials, are available on the EDGAR database on the SEC’s website (http://www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. You may also request a free copy of the SAI, annual and semi-annual reports to Shareholders and additional information about the Fund, and may make other Shareholder inquiries, by calling toll-free [[ ], by writing to the Fund [or visiting the Fund’s website ([ ])]. The information contained in, or accessed through, the Fund’s website is not part of this prospectus].

This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction. The Fund’s outstanding shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ProShares Private Equity Access Fund

SUMMARY OF TERMS

The following summary of the terms of the Fund is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules, regulations and applicable exemptive orders thereunder. It was organized as a Delaware statutory trust on September 10, 2025.

The Fund intends to offer three separate classes of common shares of beneficial interest (the “Common Shares” or “Shares” and the holders thereof, “Shareholders”), designated as Investor Class, Service Class and Institutional Class. We may offer additional classes of Common Shares in the future. The Fund intends to apply for an exemptive order from the Securities and Exchange Commission (“SEC”) with respect to the Fund’s multi-class structure. Investor Class and Service Class Shares will not be offered to investors until the Fund receives an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. See “Shareholder Services Guide” later in this Prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide investors with long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The investment objective is non-fundamental and may be changed without a majority vote of the shareholders of the Fund. See “Description of the Fund – Fundamental and Non-Fundamental Investment Policies of the Fund” later in this Prospectus.

INVESTMENT ADVISOR AND SUB-ADVISOR

ProShare Advisors LLC (“ProShare Advisors” or the “Advisor”) serves as the investment advisor to, and has overall responsibility for the management of the Fund. ProShare Advisors serves as the investment advisor and provides investment advice and management services to the Fund.

ProShare Advisors principal business address is 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814.

The Advisor receives an annual fee, payable monthly, in an amount equal to [ ]% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued liabilities (“Managed Assets”). This definition includes assets acquired through the Fund’s use of leverage.

[ ] (the “Sub-Advisor”) serves as sub-advisor to the Fund.

See “Investment Management and Other Service Providers” later in this Prospectus for more information regarding the Advisor and Sub-Advisor.

DISTRIBUTIONS

Income dividends on Common Shares accrue and are declared daily and paid quarterly. Income dividends will be automatically reinvested in additional shares of the Fund at the Fund’s net asset value (“NAV”) with no sales charge, unless a shareholder elects to receive distributions in cash. The Fund may make one or more annual payments from any realized capital gains. See “Dividends and Distributions – Dividend Reinvestment Plan.”

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund invests primarily in an actively managed portfolio of private equity assets (collectively, “private equity investments’). The Fund’s private equity investments are expected to represent a broad spectrum of types of private equity opportunities (e.g., buyout, growth capital, special situations, credit, venture capital, private infrastructure, real estate, real assets and/or other private assets) and vintage years (i.e., the year in which an Investment Fund (as defined below) begins investing). The Fund’s investment exposure to private equity investments through these strategies is implemented principally by making investments in secondary investments and early secondaries investments (“Secondary Investments”) in private equity and other private asset funds (“Investment Funds”) and may include a small, if any, allocation to primary investments (“Primary Investments”) in Investment Funds. Each underlying Investment Fund is, or will be, managed by the general partner or managing member (or a person or entity performing a similar role) of the Investment Fund (such general partner, managing member, or other person/entity in respect of any Investment Fund being hereinafter referred to as the “Investment Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Manager. The Fund’s private equity investments may also include direct investments in operating companies (“Direct Investments”) and Index-Related Investments.

The Fund’s investment program is intended to achieve broader investment exposure and more efficient capital deployment than most eligible investors could achieve by making a limited number of primary investments in Investment Funds alone. The Fund will seek to avoid concentration in any particular industry sector. By focusing a substantial portion of the Fund’s investment program on Secondary Investments in secondary interests and early secondary investments, the Fund will seek to mitigate the impact of “J-curve” performance (as described below) on the Fund’s returns, which typically impacts primary investments more so than secondary investments and early secondary investments, potentially increasing interim returns and cash flow. Secondary investments and, to a lesser extent, early secondary investments may also mitigate return volatility by increasing the breadth of investments in the Fund’s portfolio, with corresponding broad-based exposure to existing, rather than blind pool, investments.

The Fund can invest in both GP-led and LP-led secondaries. GP-led secondaries are transactions that are initiated by the Investment Fund General Partner (GP), often involving the restructuring of existing funds or moving selected assets into continuation vehicles. This allows GPs to retain control over high-performing assets while providing liquidity options for existing Limited Partners (LPs). GP-led secondaries are generally more complex, involving negotiations and due diligence to align interests among all parties and may have terms that are different than at the time of the primary investment. In contrast, LP-led transactions occur when LPs sell their stakes in funds to third-party buyers. This process typically involves transferring ownership without altering the fund’s structure or terms.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private equity investments through its investments in Secondary Investments, Primary Investments, Direct Investments and Index-Related Investments (as defined below).

To maintain liquidity and to meet Investment Fund capital calls, the Fund may invest in short- and medium-term fixed income securities and may hold cash and cash equivalents. [The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a private equity investment, in each case that the Fund reasonably expects to be called in the future, as qualifying private equity investments for purposes of its 80% investment policy.] Private equity investments also include private investment funds and other securities that seek to replicate the returns of a theoretical investment in a diversified portfolio of private equity investments. Specifically, the Fund’s index-related investments (the “Index-Related Investments”) seek to replicate the performance of a diversified portfolio of private equity investments by investing in a portfolio of publicly traded assets, which may include equities, options, exchange-traded funds (“ETFs”) and futures. The Fund may use derivative instruments, primarily equity options, for hedging purposes in connection with its investments in one or more Index-Related Investments. The Fund may enter into foreign currency forward contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates.

The Fund also may engage in executing repurchase agreements and reverse repurchase agreements.

More on Investment Strategies

The principal elements of the Fund’s investment strategy include: (i) allocating the assets of the Fund across Investment Funds, direct investments and other assets; (ii) seeking to secure access to compelling investment opportunities that the [Advisor/Sub-Advisor] believes offer attractive value; (iii) seeking to manage the Fund’s level of investment and liquidity; and (iv) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

Security Selection. In selecting secondaries and early secondaries as part of its Secondary Investments, the Fund seeks to purchase assets that the [Advisor/Sub-Advisor] believes are quality assets and are priced at a discount to the asset’s intrinsic value. In selecting primaries as part of its Primary Investments, the Fund will seek to invest with Investment Managers that the [Advisor/Sub-Advisor] believes have a proven track record and an investment strategy that seeks to create value for their investors. In assessing Direct Investments, the Fund will seek to invest in opportunities that the [Advisor/Sub-Advisor] believes have an attractive risk-reward profile, taking into account management, industry, strategy, capital structure, potential partners and other factors.

Commitment Strategy. Investors in private equity funds, such as the Investment Funds, generally make a commitment to provide a specified level of capital to a private equity fund upon demand by such private equity fund’s Investment Manager. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments or portfolio companies are identified. As a result, a significant investment position in an Investment Fund, particularly primary investments, may require an appropriate commitment strategy. The Fund will seek to address this challenge by balancing liquidity with maintaining a level of investment that is as high as practicable. A significant portion of the Fund’s assets are committed to Secondary Investments.

Typically, Secondary Investments will have a lesser obligation to fund future capital calls than Primary Investments. The Fund may commit to invest in Investment Funds — both by making Secondary Investment and Primary Investments — in an aggregate amount that exceeds the Fund’s then-current assets (i.e., to “over-commit”) to maintain an appropriate level of investment. The commitment strategy may also take other anticipated cash flows into account, such as those relating to new subscriptions, repurchases requested by Shareholders as part of the Fund’s share repurchase program and any distributions made to Shareholders. To forecast portfolio cash flows, the [Advisor/Sub-Advisor] may analyze historical data, actual portfolio observations, insights and valuations from the Investment Managers, and forecasts by the [Advisor/Sub-Advisor].

See “Investment Objectives, Strategies and Policies” for more information about the Fund’s Investment Strategies.

RISK MANAGEMENT

The Fund will seek to establish a portfolio with exposure to assets that differ by geography, vintage years, investment opportunity, sector, industry and stage of development. The [Advisor/Sub-Advisor] will use a range of techniques to reduce the risk associated with private equity investing. These include seeking to maintain close contact with Investment Managers of Investment Funds, and seeking to track commitments, capital calls, distributions, valuations and other pertinent details of Investment Funds.

Other risk management techniques may include, without limitation:

•

Diversifying commitments across Investment Funds at different stages of fund lifecycles through the use of early secondaries and secondaries;

•

Actively managing cash and liquidity;

•

Monitoring cash flows to avoid cash drag and maintain maximum appropriate levels of commitment; and

•

Monitoring available credit lines for the Fund to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the 1940 Act.

To enhance the Fund’s liquidity, including for purposes of meeting Shareholder repurchase requests, the Fund may from time to time determine to sell certain of the Fund’s assets.

[Generally, the Fund will seek to invest no more than 10% of the Fund’s assets, measured at the time of investment, in any one Investment Fund, although the [Advisor/Sub-Advisor] may exceed this amount where it believes appropriate.]

The [Advisor/Sub-Advisor] may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

LEVERAGE

To seek to increase the yield on the Common Shares, the Fund may employ financial leverage by borrowing money and may also in the future issue preferred shares (“Preferred Shares”). The timing and terms of leverage will be determined by the Advisor or Sub-Advisor under the supervision of the Board of Trustees (the “Board”) of the Fund. See “Risk Factors and Special Considerations - Leverage” later in this Prospectus.

BORROWINGS

The Fund may borrow money in an amount permitted under the 1940 Act, including the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.

SHARE CLASSES AND MINIMUM INVESTMENTS

The Fund intends to offer three separate classes of common shares of beneficial interest (the “Common Shares”), designated as Investor Class, Service Class and Institutional Class. We may offer additional classes of Common Shares in the future. The Fund intends to apply for an exemptive order from the Securities and Exchange Commission (“SEC”) with respect to the Fund’s multi-class structure. Investor Class and Service Class Common Shares will not be offered to investors until the Fund receives an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The minimum initial investment in the Fund’s Investor Class and Service Class Common Shares is $[5,000] for accounts that list a financial professional and $[15,000] for self-directed accounts. The minimum initial investment in the Fund’s Institutional Class Common Shares is $[250,000]. Financial Intermediaries may impose higher minimums. See “Shareholder Services Guide” below for more information.

The Board and/or the Distributor reserves the right to accept lesser amounts below these minimums.

The Common Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Common Shares will develop. The Common Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers pursuant to the Fund’s share repurchase program.

DIVERSIFICATION

The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund has elected and intends to qualify each taxable year to be treated as a RIC under the Code. To qualify as a RIC under the

Code, the Fund must, among other things: diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships”. [ The Fund intends to distribute at least annually all or substantially all of its investment company taxable income and net capital gains as dividends to Shareholders; however, this policy may be changed at any time by the Fund.]

CONCENTRATION

[In addition, a maximum of 25% of the Fund’s total assets, measured at the time of investment, may be invested in any one industry. This investment strategy is also a fundamental policy that may not be changed without shareholder approval. ]

CONTINUOUS OFFERING

The Fund continuously offers its Common Shares for sale. Sales are made through selected broker-dealers and financial services firms which enter into agreements with: [] (the “Distributor”), the Fund’s principal underwriter. Common Shares are sold at a public offering price equal to their NAV per share. The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted for purchase of Common Shares.

REPURCHASE OFFERS

To maintain a measure of liquidity, the Fund will offer to repurchase not less than 5% of its outstanding Common Shares on a quarterly basis (“Repurchase Offers”). This is a fundamental policy that cannot be changed without shareholder approval. The Fund may not offer to repurchase more than 25% of its outstanding Common Shares in any calendar quarter. Other than the Fund’s quarterly repurchase offers, no market for the Fund’s Common Shares is expected to exist. The applicable early repurchase fee (“Early Repurchase Fee”) will be imposed on certain repurchased Common Shares. See “Repurchase Offers” later in this Prospectus for important information relating to the acceptance of Fund offers to repurchase Common Shares.

PRINCIPAL RISKS

Investment in the Fund exposes investors to the risk of private equity investments. Private equity investments involve significant risks, including a total loss of capital. Risks relating to private equity investments derive from several factors, including, but not limited to: the risk that portfolio investments do not succeed, as well as the risks of limited diversification, leverage, limited liquidity, capital call obligations and uncertain valuations. Additional risks include:

Risks of an Investment in Shares of the Fund

•

Loss of capital, up to the entire amount of a Shareholder’s investment. Investing in Investment Funds that may be newly-organized and therefore have no, or only limited, operating histories.

•

The Fund’s Shares are illiquid securities. Shares are not traded on any national or other securities exchange or market and are subject to certain restrictions on transferability contained in the Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”).

•

The [Advisor/Sub-Advisor] and the Investment Managers may face conflicts of interest. The [Advisor/Sub-Advisor] and the investment professionals who, on behalf of the [Advisor/Sub-Advisor], will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts (as defined herein).

•

The Fund may be unable to raise substantial capital, which could result in the Fund being unable to structure its investment portfolio as anticipated, and the returns achieved on these investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller asset base.

Investment Program Risks

• There is no established market for secondaries, including early secondaries, and the [Advisor/Sub-Advisor] does not currently expect a liquid market to develop.

• There can be no assurance that the Fund will be able to identify sufficient investment opportunities or that it will be able to acquire sufficient secondaries on attractive terms.

•

The success of each Investment Fund and Direct Investment (and, as a result, the success of the Fund) is subject to those risks that are inherent in private equity investments, including, but not limited to, the risk that portfolio companies will not succeed. Other risks associated with private equity investments include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, inflation, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, manmade disasters, uninsurable losses, actual or threatened war or armed conflicts, terrorism, the imposition of economic sanctions or tariffs, earthquakes, hurricanes or floods and infectious disease epidemics/pandemics (such as COVID-19) and other factors which are beyond the control of the Fund or the Investment Funds.

•

The Fund may acquire Direct Investments in portfolio companies or make Secondary Investments or Primary Investments, the underlying Investment Fund of which invests in portfolio companies that involve a high degree of business or financial risk.

•

The Fund’s share repurchase program may result in adverse consequences for shareholders who remain invested in the Fund. The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

•

Subject to the limitations and restrictions of the 1940 Act, the Fund may use leverage by borrowing money for investment purposes, to satisfy repurchase requests, and for other temporary purposes, which may increase the Fund’s volatility. Borrowing and leverage present opportunities for increasing total return, but have the effect of potentially magnifying losses as well. Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the limitations on borrowings in the 1940 Act. Accordingly, the Fund may be exposed to the risk of highly leveraged investment programs of certain Investment Funds held by the Fund. Generally, the use of leverage by Investment Funds may increase the volatility of the Investment Funds.

•

Subject to the limitations and restrictions of the 1940 Act, the Fund may use derivative transactions, primarily equity options, for hedging purposes. Options present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty and illiquidity. Use of options for hedging purposes by the Fund could present significant risks, including the risk of losses in excess of the amounts invested.

•

An Investment Fund’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk, in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

•

To avoid potential regulatory consequences, the Fund may hold its interest in an Investment Fund or in a Direct Investment in an operating company in non-voting form or limit its voting rights to a certain percentage of its investment. To the extent the Fund (1) holds non-voting interests, or (2) contractually foregoes the right to vote its interests in an Investment Fund or operating company, the Fund will not be able to vote on matters that require the approval of the interest holders of the Fund or operating company, including matters that may be adverse to the Fund’s interests. This restriction could diminish the influence of the Fund and [Advisor/Sub-Advisor] in an Investment Fund or operating company, as compared to other investors, and could adversely affect the Fund’s investment in the Investment Fund or operating company, which could result in unpredictable and potentially adverse effects on the Fund.

•

The valuation of Investment Funds and operating companies in which the Fund invests ordinarily will not be based on market quotations or other objective and observable sources. In addition, the [Advisor/Sub-Advisor] may not have access to all material information relevant to a valuation analysis. Valuations of Investment Funds will ordinarily be based on valuations provided by Investment Managers of the Investment Funds, which may be based on imperfect information, involve elements of judgment on the part of Investment Managers, and be subject to inherent uncertainties. The Fund’s carrying value of a primary or secondary investment in an Investment Fund or a Direct Investment may not accurately reflect the amount the Fund could realize upon disposition of the asset and, in the case of a secondary, is not expected to reflect the Fund’s cost to purchase the asset if it is acquired at a discount to the net asset value reported by the Investment Fund or its Investment Manager.

•

The valuations reported by the Investment Funds or deduced for operating companies and Investment Funds, based upon which the Fund determines its net asset value, may be subject to later adjustment or revision.

•

If the Fund needs to sell assets to pay for repurchases, it may have to dispose of such assets at depressed prices. In addition, the Fund’s ability to sell its interests in Investment Funds and operating companies in which it is invested may be limited. The Fund may not have control over the timing of distributions or delivery of proceeds from the Investment Funds.

•

Investment analyses and decisions may be undertaken on an expedited basis for the Fund to take advantage of available investment opportunities that have expedited investment processes. Further, the [Advisor/Sub-Advisor] may conduct its due diligence activities over a very brief period to take advantage of investment opportunities, which could result in less due diligence being conducted on the investment opportunity by the [Advisor/Sub-Advisor] than would be conducted in ordinary circumstances.

•

The Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may provide concentrated exposure to the risks of that strategy.

•

An Investment Fund may focus on a particular industry or sector (e.g., utilities, financial services, consumer products, industrials, healthcare or technology), which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•

An Investment Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

•

The securities in which the Fund or an Investment Fund may invest may be among the most junior in a portfolio company’s capital structure and, thus, subject to greater risk of loss than holders of secured interests, debt or preferred shares. An Investment Fund’s assets may be invested in a limited number of securities or portfolio companies which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number or more diversified securities.

•

The Fund is registered as an investment company under the 1940 Act, which may limit its investment flexibility compared to a fund that is not so registered.

•

Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund and Shareholders, as indirect limited partners or members in such Investment Funds, may not avail themselves of 1940 Act protections.

•

Fund Shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, carried interests or incentive allocations (which are a share of an Investment Fund’s returns which are paid to the Investment Manager) and fees and expenses at the Investment Fund level. In addition, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees.

•

Certain of the Investment Funds may invest and the Fund may directly invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States.

•

Non-U.S. securities, which could be held by Investment Funds in which the Fund invests and through Direct Investments, involve certain risk factors not typically associated with investing in U.S. securities.

•

The Fund’s or an Investment Fund’s investments may consist of collateralized loan obligations (“CLOs”) or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund or an Investment Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. In addition, the performance of a structured finance security will be affected by a variety of factors, including the structured finance security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. The Fund’s investments in structured finance securities that are lower in priority in the capital structure of the issuer may present a greater degree of investment risk, as the cash flow or property securing the structured finance security may be insufficient to meet scheduled payments after giving effect to the more senior obligations of the issuer. Fund Shareholders will have no right to receive information about the Investment Funds or Investment Managers, and will have no recourse against Investment Funds or their Investment Managers or against portfolio companies.

•

The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The overall impact of holding a portion of the investment portfolio in cash or cash equivalents could be a drag on performance.

•

The Fund may employ an “over-commitment” strategy, which could result in an insufficient cash supply to meet Investment Fund commitments. Such an insufficient cash supply would have negative impacts on the Fund, including an adverse impact on the Fund’s ability to conduct tender offers for its Shares or pay for repurchases of Shares tendered by Shareholders, or to meet expenses generally. Moreover, if the Fund defaults on its commitments or fails to satisfy capital calls in a timely manner, it generally will be subject to significant penalties, such as the complete forfeiture of the Fund’s investment in an Investment Fund.

•

An Investment Manager of an Investment Fund may receive a performance fee, carried interest or incentive allocation that the [Advisor/Sub-Advisor] has observed to be generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return. The performance fee, carried interest or incentive allocation is paid indirectly out of the Fund’s assets and therefore by investors in the Fund. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation.

•

The Fund is subject to the risk that an Investment Fund may not provide information sufficient to facilitate the assessment of whether the Fund qualifies as a RIC under the Code. The Fund intends to qualify as a RIC under the Code, but may be subject to tax liabilities if it fails to so qualify.

•

Investment Funds located outside of the United States may be subject to withholding taxes in such jurisdictions, which may reduce the return of the Fund and its Shareholders. A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. Risks associated with changes in interest rates are heightened under certain market conditions, such as during times when the U.S. Federal Reserve (the “Federal Reserve”) raises interest rates or when such rates remain elevated following a period of historically low levels. Additionally, the U.S. and other governments have increased, and are likely to continue increasing, their debt issuances, which may also heighten these risks. Adverse developments resulting from changes in interest rates (or the expectation of such changes) could have a material adverse effect on the Fund’s or an Investment Fund’s financial condition and results of operations. In addition, a decline in the prices of the debt the Fund or an Investment Fund owns could adversely affect the Fund’s net asset value. Changes in market interest rates could also affect the ability of operating companies in which the Fund or an Investment Fund invests to service debt, which could materially impact the Fund or an Investment Fund in which the Fund may invest, thus impacting the Fund.

•

The Fund is non-diversified. The Fund has the ability to invest a relatively high percentage of its assets in the private equity of a small number of companies or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single company or the credit of a single counterparty.

Legal, tax and regulatory changes, as well as judicial decisions, could adversely affect the Fund. It is impossible to predict how changes in policy or regulation will affect the investments of the Fund, but such changes may significantly increase the Fund’s costs of compliance.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if the investor can sustain a complete loss of its investment. See “Risk Factors and Special Considerations”.

WHAT YOU PAY TO INVEST - FUND EXPENSES

The following table includes fees and expenses that an investor in the Fund may incur, directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES	Investor Class	Service Class	Institutional Class

Maximum Sales Load (as a percentage of purchase amount)(1)	None	None	None
Maximum Early Repurchase Fee (as a percentage of repurchase amount) (2)	[ ]	[ ]	[ ]
ANNUAL EXPENSES (as a percentage of net assets attributable to shares)	Investor Class	Service Class	Institutional Class
Management Fees (3)	[ ]	[ ]	[ ]
Distribution Fee and/or Shareholder Servicing Fee(4)	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses(5)	[ ]	[ ]	[ ]
Interest Payments on Borrowed Funds(6)	[ ]	[ ]	[ ]
Other Expenses(7)	[ ]	[ ]	[ ]
Total Annual Fund Expenses	[ ]	[ ]	[ ]

(1)

While the Fund does not impose an initial sales load on the Shares, if a shareholder purchases Shares through certain selling agents or Financial Intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. See “Plan of Distribution.”

(2)

[A [2]% Early Repurchase Fee payable to the Fund will be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in - first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders.]

(3)

[Pursuant to the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, in an amount equal to [ ]% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued liabilities (“Managed Assets”). See “Investment Management and Other Service Providers – Management Fee” for more information.]

(4)

[The Fund has applied to the SEC for exemptive relief to offer multiple classes of shares and, as a condition to such relief, has adopted a distribution and service plan for Service Class Shares (the “Distribution and Service Plan”). Subject to such relief, the Fund will pay the Distributor a Distribution and Service Fee at an annual rate of 0.75% (for distribution related activities) and 0.25% (for servicing related activities) based on the aggregate net assets attributable to the Service Class. See “Plan of Distribution.”]

(5)

Includes fees and expenses of Investment Funds in which the Fund invests. Some or all of the Investment Funds in which the Fund will invest charge carried interests, incentive fees or allocations based on the Investment Funds’ performance. The Investment Funds in which the Fund will invest generally charge a management fee of 1.00% to 2.00%, and approximately 20% of net profits as a carried interest allocation. The expenses set forth above are estimates and may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses”. The amounts shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Investment Funds and transaction-related fees. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Investment Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

(6)	Interest Payments on Borrowed Funds are estimated for the Fund’s current fiscal year.

(7)

Other Expenses include, among other things, professional fees and other expenses that the Fund will bear including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent, custodian, and any amounts that may be paid to certain Financial Intermediaries for sub-transfer agency (including recordkeeping) services. Other Expenses are based on estimated amounts the Fund expects to pay for the current fiscal year.

EXPENSE EXAMPLE

The following examples illustrate the hypothetical expenses that you would pay on a $1,000 investment in the relevant class of shares assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example reflects total expenses for the one-, three-, five-, and ten-year periods:

Example	1 Year	3 Years	5 Years	10 Years
Investor Class	$[ ]	$[ ]	$[ ]	$[ ]
Service Class	$[ ]	$[ ]	$[ ]	$[ ]
Institutional Class	$[ ]	$[ ]	$[ ]	$[ ]

The examples should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its shares have not previously been offered, the Fund does not have any financial history as of the date of its last fiscal period. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

The Fund’s investment objective is to seek long term capital appreciation. The investment objective is non-fundamental and may be changed without a majority vote of the shareholders of the Fund. See “Description of the Fund – Fundamental and Non-Fundamental Investment Policies of the Fund” later in this Prospectus.

Investment Strategies

In pursuing its investment objective, the Fund invests primarily in an actively managed portfolio of private equity assets (collectively, “private equity investments’). The Fund’s private equity investments are expected to represent a broad spectrum of types of private equity opportunities (e.g., buyout, growth capital, special situations, credit, venture capital, private infrastructure, real estate, real assets and/or other private assets) and vintage years (i.e., the year in which an Investment Fund (as defined below) begins investing).

The Fund’s investment exposure to private equity investments through these strategies is implemented principally by making investments in secondary investments and early secondaries investments (“Secondary Investments”) in private equity and other private asset funds (“Investment Funds”) and may include a small, if any, allocation to primary investments (“Primary Investments”) in Investment Funds. Each underlying Investment Fund is, or will be, managed by the general partner or managing member (or a person or entity performing a similar role) of the Investment Fund (such general partner, managing member, or other person/entity in respect of any Investment Fund being hereinafter referred to as the “Investment Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Manager. The Fund’s private equity investments may also include direct investments in operating companies (“Direct Investments”) and Index-Related Investments (as defined below).

The Fund’s investment program is intended to achieve broader investment exposure and more efficient capital deployment than most eligible investors could achieve by making a limited number of primary investments in Investment Funds alone. The Fund will seek to avoid concentration in any particular industry sector. By focusing a substantial portion of the Fund’s investment program on Secondary Investments in secondary interests and early secondary investments, the Fund will seek to mitigate the impact of “J-curve” performance (as described below) on the Fund’s returns, which typically impacts primary investments more so than secondary investments and early secondary investments, potentially increasing interim returns and cash flow. Secondary investments and, to a lesser extent, early secondary investments may also mitigate return volatility by increasing the breadth of investments in the Fund’s portfolio, with corresponding broad-based exposure to existing, rather than blind pool, investments.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private equity investments through its investments in Secondary Investments, Primary Investments, Direct Investments and Index-Related Investments.

To maintain liquidity and to meet Investment Fund capital calls, the Fund may invest in short- and medium-term fixed income securities and may hold cash and cash equivalents. [The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a private equity investment, in each case that the Fund reasonably expects to be called in the future, as qualifying private equity investments for purposes of its 80% investment policy.] Private equity investments also include private investment funds and other securities that seek to replicate the returns of a theoretical investment in a diversified portfolio of private equity investments. Specifically, the Fund’s index-related investments (the “Index-Related Investments”) seek to replicate the performance of a diversified portfolio of private equity investments by investing in a portfolio of publicly traded assets, which may include equities, options, exchange-traded funds (“ETFs”) and futures. The Fund may use derivative instruments, primarily equity options, for hedging purposes in connection with its investments in one or more Index-Related Investments. The Fund may enter into foreign currency forward contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates.

The Fund may engage in executing repurchase agreements and reverse repurchase agreements.

Investment Program

The Fund seeks long-term capital appreciation by investing primarily in private equity investments. The Fund invests principally in secondary investments in Investment Funds. Under normal market conditions, at least 80% of its assets, plus any borrowings for investment purposes, are committed to these types of private equity investments.

Private Equity Strategies

Private equity is an asset class typically consisting of equity securities and debt in operating companies that are not publicly traded on a stock exchange. Private equity consists of investors and funds that typically make investments directly into private companies or conduct buyouts of public companies that typically result in a delisting of public equity. Investment Funds are typically structured as 10-year partnerships, where capital is called and investments are made in years 1 – 4 and sold in years 5 – 10. For example, general buyout funds seek to acquire private and public companies, as well as divisions of larger companies, and reposition them for sale at a multiple of invested equity by unlocking value and enhancing opportunities through financial, managerial, and/or operational improvements. Types of private equity investments that the Fund may make include:

Secondary Investments

Secondary investments, or “secondaries,” refer to investments in existing Investment Funds that are typically acquired in privately negotiated transactions. The private equity secondary market refers to the buying and selling of pre-existing investor commitments to private equity and other alternative investment funds. A seller of a private equity investment sells not only the investments in the fund, but also its remaining unfunded commitments to the fund. When purchasing a secondary, the buyer will agree to purchase an investor’s existing limited partnership position in an Investment Fund, typically at a discount to net asset value, and take on existing obligations to fund future capital calls. Secondary transactions are typically purchases of Investment Funds that are three to seven years old, with existing portfolio companies. These types of private equity investments are viewed as more mature investments than primaries and, as a result, the investment returns from these investments may not exhibit, or may exhibit to a lesser degree, the delayed cash flow and return “J-curve” performance that is normally associated with primary investments. In addition, secondaries typically have a shorter duration than primary investments, due to the potential for earlier realizations and cash flows from the underlying investments. In contrast, primary investments typically have a longer-term duration, resulting in fewer near-term cash flows than secondaries, but with the potential for higher returns due to the potential for additional growth in underlying investments. Due to the illiquidity of the market for interests in Investment Funds, an investor can sometimes purchase a secondary investment at a discount to an Investment Fund’s net asset value. In making secondary investments, the Fund normally seeks to invest in Investment Funds with: (i) expected near-to-medium term cash flows; (ii) operationally and financially focused Investment Managers; and (iii) a risk profile characterized by limited downside returns with a low risk of loss of capital. However, there can be no assurance that any or all secondary investments made by the Fund will be able to sustain these characteristics or exhibit this pattern of investment returns and risk and the realization of later gains is dependent upon the performance of each Investment Fund’s portfolio companies. The Fund’s carrying value of a secondary investment in an Investment Fund may not accurately reflect the amount the Fund could realize upon disposition of the asset and is not expected to reflect the Fund’s cost to purchase the asset if it is acquired at a discount to the net asset value reported by the Investment Fund or its Investment Manager. A significant portion of the Fund’s assets are committed to secondaries, as described below under “Asset Allocation”.

The Fund can invest in both GP-led and LP-led secondaries. GP-led secondaries are transactions that are initiated by the Investment Fund General Partner (GP), often involving the restructuring of existing funds or moving selected assets into continuation vehicles. This allows GPs to retain control over high-performing assets while providing liquidity options for existing Limited Partners (LPs). GP-led secondaries are generally more complex, involving negotiations and due diligence to align interests among all parties and may have terms that are different than at the time of the primary investment. In contrast, LP-led transactions occur when LPs sell their stakes in funds to third-party buyers. This process typically involves transferring ownership without altering the fund’s structure or terms.

Early Secondary Investments

Early secondary investments, or early secondaries, refer to a capital commitment to a closed-end private equity fund that (i) already committed more than 25% of its available capital as of the Fund’s commitment date, (ii) has been open to investors for more than one year, or (iii) receives documented approval from the Advisor/Sub-Advisor’s Investment

Committee supporting the position that such investment otherwise meets the overall characteristics of an “early secondary” despite not meeting the thresholds in (i) or (ii). As early secondaries are made later in an Investment Fund’s lifecycle than typical primaries, like secondaries, these investments may receive earlier distributions and the investment returns from these investments may exhibit to a lesser degree the delayed cash flow and return “J-curve” performance associated with primary investments, while also having, to a lesser extent, the potential for higher returns associated with primaries. In addition, early secondaries may be utilized to gain exposure to Investment Funds and strategies that would otherwise not be available for a primary investment and may enable the Fund to deploy capital more readily with less blind pool risk than investments in typical primaries.

Primary Investments

“Primary investments,” or “primaries,” refer to investments in newly established private equity funds, typically sponsored by Investment Managers with an established investment track record. Primary investments are made during a private equity fund’s initial fundraising period in the form of capital commitments, which are then called down by the fund and utilized to finance its investments during a predefined period. There can be no assurances that the Fund will be able to access Investment Funds sponsored by top performing private equity firms. Primary investments typically exhibit “J-curve” performance, such that the private equity fund’s net asset value typically declines or flattens moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the private equity fund matures and as portfolio companies are sold, the Advisor/Sub-Advisor believes that the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all of the Fund’s Primary Investments will exhibit this pattern of investment returns. The realization of later gains is dependent on the performance and disposition of the Investment Fund’s portfolio companies. The Advisor/Sub-Advisor believes that primary investments are usually 10 years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer. Although the Fund does not currently intend to commit a significant portion of its assets to Primary Investments, in the future the Fund may commit a range of 0% to []% of the Fund’s assets to primaries, measured at the time of a new investment.

Direct Investments

“Direct Investments” refer to a direct investment in an operating company by the Fund, as opposed to an investment in an Investment Fund that, in turn, invests in operating companies. The Fund may make a Direct Investment in an operating company on its own, or as a co-investor alongside other investors, often one or more Investment Funds. Direct investments alongside other investors, referred to as “Co-Investment Opportunities,” are sometimes structured so that the lead and co-investors collectively hold a controlling interest in the operating company. In some circumstances, the Fund may lead investments in Co-Investment Opportunities. In Direct Investments, unlike investments in Investment Funds, the Fund would likely not bear an additional layer of fees for the intermediary Investment Fund, although the Fund may still bear transactional expenses. Direct Investments will normally take the form of investment in the equity securities of an operating company, which could be voting or non-voting and which would usually be privately placed, but a Direct Investment could also take the form of debt securities, convertible securities, or preferred shares, or a combination. Although the Fund does not currently commit a significant portion of its assets to Direct Investments, in the future the Fund may commit a range of 0% to 20% of the Fund’s assets to Direct Investments, measured at the time of a new investment.

Investment Opportunities

In pursuing the Fund’s investment objective, the Fund will seek to invest in Investment Funds (through Secondary Investments and Primary Investments) and Direct Investments representing a broad spectrum of types of private equity investment opportunities, including buyout, growth capital, special situations, credit, venture capital, private infrastructure, real estate, real assets and/or other private assets. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on companies of any size of capitalization, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. Buyout transactions frequently use debt financing, or leverage, particularly in large capitalization transactions. Growth capital typically involves minority investments in established companies with strong growth characteristics and typically does not utilize much, if any, leverage. Companies that receive growth capital investments typically are profitable businesses that need capital for organic (i.e., internally generated and non-acquisitive) and acquisition growth strategies and shareholder liquidity. A special situations investment may include a loan to a borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment. In addition, special situations investments may include other forms of investment not described herein, such as distressed debt and turnaround investments. The special situations Investment Funds to which the Fund may allocate the Fund’s assets may result in exposure to low grade or unrated debt securities (i.e., “high yield” bonds, which are also known as “junk” bonds).

Credit investments may include investments in senior secured bank loans through structured vehicles and other investment products, as well as debt investments that provide a middle level of financing below the senior debt level and above the equity level, also referred to as “mezzanine” debt. The riskiest portion is the equity level, which bears the greatest risk of loss from defaults on the bonds or loans and serves to protect to some degree the other, more senior levels from default. Despite the protection from the equity level, the various levels can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting levels, market anticipation of defaults, as well as aversion to such securities as a class. Investment Funds engaged in making credit investments may invest across the capital structure of structured vehicles and other investment products.

Venture capital investments generally focus on emerging companies, often in the technology and healthcare industries. Venture capital funds typically finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

Private infrastructure may include companies and Investment Funds that focus on utilities infrastructure (e.g., conventional and renewable power and transmission, electricity, gas and water networks) and/or transportation infrastructure (e.g., airports, ports, railways and roads). Real estate investments may include single-property real estate opportunities in the United States and abroad and operating companies with significant real estate portfolios. Investments in real assets may provide exposure to real estate, commodities, natural resources (such as agriculture and timber), infrastructure and precious metals. Other private asset investments may include opportunities in other assets. The Fund may invest the Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Fund’s portfolio holdings at any time. Geographic Regions. Investment Funds and Direct Investments may be domiciled in the United States or outside the United States, though the Fund will principally invest in U.S.-domiciled investments. The Fund does not normally expect to make investments in emerging market countries.

More on Investment Strategies

The principal elements of the Fund’s investment strategy include: (i) allocating the assets of the Fund across Investment Funds (through Secondary Investments and Primary Investments), Direct Investments and other assets; (ii) seeking to secure access to compelling investment opportunities that the Advisor/Sub-Advisor believes offer attractive value; (iii) seeking to manage the Fund’s level of investment and liquidity; and (iv) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

Security Selection

In selecting secondaries and early secondaries for the Fund, the Fund seeks to purchase assets that the Advisor/Sub-Advisor believes are quality assets and are priced at a discount to the asset’s intrinsic value, where downside and principal risk is limited, and the range of investment outcomes can be measured and assessed. In selecting primaries, the Fund will seek to invest with Investment Managers that the Advisor/Sub-Advisor believes have a proven track record and an investment strategy that seeks to create value for their investors. In assessing Direct Investments, the Fund will seek to invest in opportunities that it believes have an attractive risk-reward profile, taking into account management, industry, strategy, capital structure, potential partners and other factors.

Commitment Strategy

Investors in private equity funds generally make a commitment to provide a specified level of capital to a private equity fund upon demand by such private equity fund’s Investment Manager. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments or portfolio companies are identified. As a result, a significant investment position in an Investment Fund, particularly a primary investment, may require an appropriate commitment strategy. The Fund will seek to address this challenge by balancing liquidity with maintaining a level of investment that is as high as practicable. A significant portion of the Fund’s assets are committed to Secondary Investments, and, to a lesser extent, to Primary Investments. The Fund may also make Direct Investments in operating companies. Typically, Secondary Investments will have a lesser obligation to fund future capital calls than Primary Investments. The Fund may commit to invest in Investment Funds — both secondaries and primaries — in an aggregate amount that exceeds the Fund’s then-current assets (i.e., to “over-commit”) to maintain an appropriate level of investment.

The commitment strategy may also take other anticipated cash flows into account, such as those relating to new subscriptions, repurchases by Shareholders pursuant to the Fund’s share repurchase program and any distributions made to Shareholders. To forecast portfolio cash flows, the Advisor/Sub-Advisor may analyze historical data, actual portfolio observations, insights and valuations from the Investment Managers and forecasts by the Advisor/Sub-Advisor.

Risk Management

The [Advisor/Sub-Advisor] believes that due to the long-term nature of the Fund’s investments, ongoing risk management is important to the health of private equity investments. The Fund will seek to establish a portfolio with exposure to assets that differ by geography, vintage years, investment opportunity, sector, industry and stage of development. The Fund will use a range of techniques to reduce the risk associated with private equity investing. These include seeking to maintain close contact with Investment Managers of Investment Funds, and seeking to track commitments, capital calls, distributions, valuations and other pertinent details of Investment Funds. Other risk management techniques may include, without limitation:

• Diversifying commitments across Investment Funds at different stages of fund lifecycles through the use of early secondaries and secondaries;

• Actively managing cash and liquidity;

• Monitoring cash flows to avoid cash drag and maintain maximum appropriate levels of commitment; and

• Monitoring available credit lines for the Fund to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the 1940 Act.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, or in managing the Fund’s assets, the Advisor/Sub-Advisor may from time to time determine to sell certain of the Fund’s assets.

Investment Selection

A major component of the Advisor/Sub-Advisor’s investment process and selection is its approach to generating what the Advisor believes to be attractive investment opportunities. The Advisor will target differentiated secondary opportunities in core areas and industries. The Advisor/Sub-Advisor typically chooses price discipline over investment volume, and will leverage its expertise in valuation metrics, industry trends and knowledge of specific target portfolio companies to perform comprehensive valuation of Investment Funds. The Advisor/Sub-Advisor assesses both a top-down manager evaluation and a bottom-up company-by-company valuation to determine the appropriate price for a secondary investment. The Advisor/Sub-Advisor considers industry, geography, investment stage, vintage and fund manager in selecting assets for the Fund’s portfolio.

Due Diligence

The Advisor/Sub-Advisor and its investment management team may use a range of resources to identify and source the availability of Investment Funds. The Advisor/Sub-Advisor will seek to perform analysis on the underlying assets in prospective Investment Funds. This may include analysis of debt and equity structures, balance sheet strength and fundamentals, cash flow dynamics, operations and management teams. After making an investment in an Investment Fund, the Advisor/Sub-Advisor will seek to track operating information about the Investment Fund and its portfolio companies. The Advisor/Sub-Advisor will seek to communicate with Investment Managers, conduct onsite visits where feasible, review audited and unaudited reports, monitor turnover in senior management and monitor changes in policies. In conjunction with the due diligence process, an investment’s tax treatment and terms and conditions may be considered. In committing the Fund’s assets, the Advisor will attempt to benefit from the performance of various Investment Funds, and assess the potential benefits and risks of access to new and existing Investment Funds. [Generally, the Advisor will seek to invest no more than 10% of the Fund’s assets, measured at the time of investment, in any one Investment Fund, although the Advisor may exceed this amount where it believes appropriate.]

Leverage

To enhance its returns, finance the repurchase of its Common Shares or to meet cash requirements, the Fund may borrow funds from time to time at the discretion of the [Adviser/Sub-Advisor] within the levels permitted by the 1940 Act (which generally allows the Fund to incur leverage for up to one-third of its assets for securities representing indebtedness and up to one-half of its assets for preferred stock). The Fund may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Fund’s assets. The terms of any such borrowings will be subject to the provisions of the 1940 Act and they will also be subject to the more restrictive terms of any credit agreements relating to borrowings and, to the extent the Fund seeks a rating for borrowings, to additional guidelines imposed by rating agencies, which are expected to be more restrictive than the provisions of the 1940 Act. In determining whether to borrow funds, the Advisor will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to the Fund’s investment outlook. . Investment Funds may also utilize leverage in their investment activities. In general, the use of leverage by Investment Funds or the Fund may increase the volatility of the Investment Funds or the Fund. See “Risk Factors and Special Considerations — Leverage”.

Additional Information About 80% Investment Policy Related to Fund Name

The Fund has adopted a policy to invest in accordance with the investment focus that the Fund’s name suggests (the “80% Investment Policy”). The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% Investment Policy. For purposes of satisfying its 80% Investment Policy, the Fund may also invest in derivatives and other synthetic instruments and other investment companies, including ETFs, as applicable, that provide investment exposure to, or exposure to risk factors associated with, the investment focus that the Fund’s name suggests.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The value of the Fund’s total net assets is expected to fluctuate in response to fluctuations in the value of the Investment Funds, Direct Investments and other assets in which the Fund invests. Discussed below are the investments generally made by Investment Funds and the principal risks that the Advisor/Sub-Advisor believe are associated with those investments and with Direct Investments in operating companies. These risks will, in turn, have an effect on the Fund. In response to adverse market, economic or political conditions, the Fund may invest in investment grade fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for liquidity or defensive purposes, pending investment in longer-term opportunities. In addition, the Fund may also make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Investment Risk. An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends upon the Advisor/SubAdvisor’s selection of Investment Funds and direct investments in operating companies, the allocation of offering proceeds thereto, and the performance of the Investment Funds, direct investments and other assets. The Investment Funds’ investment activities and investments in operating companies involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in inflation, interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, manmade disasters, uninsurable losses, actual or threatened war or armed conflicts, terrorism, the imposition of economic sanctions or tariffs, earthquakes, hurricanes or floods and infectious disease epidemics/pandemics (such as COVID-19) and other factors which are beyond the control of the Fund or the Investment Funds. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy and the investments of the Fund and the Investment Funds. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the investments of the Fund and the Investment Funds. Unexpected volatility or lack of liquidity could impair the Fund’s performance and result in its suffering losses.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed principally for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

General Private Equity Risks. “Private equity” typically refers to investments that are made through privately negotiated transactions using private capital. Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also make Direct Investments in the securities of an operating company alongside an Investment Fund in a Co-Investment Opportunity or on its own. Private equity funds that focus on buyouts have generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of such private equity funds to obtain the required financing or reducing their expected rate of return. The success of each Investment Fund (and, as a result, the success of the Fund) is subject to those risks that are inherent in private equity investments. These risks are generally related to: (i) the ability of each of Investment Fund to select and manage successful investment opportunities; (ii) the quality of the management of each company in which an Investment Fund invests; (iii) the ability of an Investment Fund to liquidate its investments; and (iv) general economic conditions. Securities of private equity funds, as well as the portfolio companies these funds invest in, tend to be more illiquid, and highly speculative.

General Risks of Secondary Investments. There is no established market for secondaries and the Advisor/Sub-Advisor does not currently expect a liquid market to develop. Moreover, the market for secondaries has been evolving and is likely to continue to evolve. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number and attractiveness of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. Accordingly, there can be no assurance that the Fund will be able to identify sufficient investment opportunities or that it will be able to acquire sufficient secondaries on attractive terms. When the Fund acquires an Investment Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, when the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund.

While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

In some instances, the Fund may have the opportunity to acquire a portfolio of interests from a seller on an “all or nothing” basis. Certain of the interests in the portfolio may be less attractive than others, and certain of the sponsors of such interests may be more familiar to the Fund than others, or may be more experienced or highly regarded than others. In certain instances, the purchase of an interest in a new fund may be less attractive than a secondary market purchase of an existing limited partner interest. In such cases, it may not be possible for the Fund to exclude from such purchases those investments that the Advisor considers (for commercial, tax, legal or other reasons) less attractive.

The overall performance of the Fund’s secondaries will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondaries may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisor/Sub-Advisor considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires an Investment Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondaries are typically greater than those relating to primary investments. The Fund may acquire secondaries as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk; (ii) reputation risk; (iii) breach of confidentiality by a syndicate member; and (iv) execution risk.

Nature of Portfolio Companies. The Fund may acquire Direct Investments in portfolio companies or purchase secondaries or primaries that invest in portfolio companies that involve a high degree of business or financial risk. Such portfolio companies may be startups in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management or a proven market for their products. The Fund’s investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies. Portfolio companies may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition. Portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

Bank Instruments. Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund. In the event of a bank insolvency or failure, the Fund may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Fund might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund maintains its cash and cash equivalents, there can be no assurance that the Fund would be able to access uninsured funds in a timely manner or at all and the Fund may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Fund.

Collateralized Loan Obligations and Other Collateralized Obligations. A collateralized loan obligation (“CLO”) is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. CLOs may incur management fees and administration fees. The risks of investing in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund may invest, and can generally be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment and extension risk, and the risk of default of the underlying asset, among others.

Company-Specific Risk. The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.

Foreign Currency Risk. To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

[Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, reference rate, or index. Derivatives include, among other things, swap agreements, options, forward foreign currency exchange contracts, and futures. Certain derivatives in which the Fund may invest may be negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying instruments may experience periods of illiquidity which could cause the Fund to hold a position it might otherwise sell, or to sell a position it otherwise might hold at an inopportune time or price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other jurisdictions outside of the European Union, including the United Kingdom) has implemented or is in the process of implementing similar requirements, which may affect the Fund when it enters into a derivatives transaction with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements continue to evolve, their ultimate impact remains unclear. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and, in the meantime, central clearing and related requirements expose the Fund to different kinds of costs and risks.

Foreign (Non-U.S.) and Non-Canadian Issuers. Investment in foreign (non-U.S.) borrowers involves special risks, including that foreign (non-U.S.) borrowers may be subject to: less rigorous regulatory, accounting, and reporting requirements than U.S. borrowers; differing legal systems and laws relating to creditors’ rights; the potential inability to enforce legal judgments; economic adversity that would result if the value of the borrower’s foreign (non-U.S.) dollar denominated revenues and assets were to fall because of fluctuations in currency values; and the potential for political, social, and economic adversity in the foreign (non-U.S.) borrower country. [The Fund may invest up to 15% of its total assets in investments denominated in OECD currencies (including the euro), other than the U.S. dollar.]

The Fund will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Fund arising from foreign currency fluctuations.

Foreign (Non-U.S.) Investments. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Leverage. To enhance its returns, the Fund may borrow funds from time to time at the discretion of the Adviser within the levels permitted by the 1940 Act (which generally allows the Fund to incur leverage for up to one-third (33 1/3%) of the Fund’s assets for securities representing indebtedness and up to one-half (50%) of the Fund’s assets for Preferred Shares, if any) when the terms and conditions available are favorable to long-term investing and well-aligned with the Fund’s investment strategy and portfolio composition. The use of leverage through borrowings, including by entering into a credit facility agreement with one or more lenders, or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. Borrowings and the issuance of Preferred Shares are referred to in this Prospectus collectively as “leverage.” The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet other cash requirements. Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Fund’s income from the proceeds of leverage will exceed these costs.

To the extent the Fund enters into a credit facility agreement, it will be subject to certain restrictions imposed by lenders to the Fund and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or any Preferred Shares issued by the Fund. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products that are more stringent than those imposed on the Fund by the 1940 Act. To the extent the Fund uses leverage, including pursuant to a credit facility, the use of leverage may magnify the volatility of changes in the value of an investment in the Fund, especially in times market turmoil, as the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. In determining whether to borrow funds, the Advisor will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to the Fund’s investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of our shares.

In addition, Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the limitations on borrowings in the 1940 Act. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds held by the Fund. Generally, the use of leverage by Investment Funds may increase the volatility of the Investment Funds. An Investment Fund’s leverage or expected leverage is a factor that may be considered by the Advisor in its security selection process.

Investments in Non-Voting Stock; Inability to Vote. To avoid potential regulatory consequences, the Fund may need to hold its interest in an Investment Fund or in a Direct Investment in an operating company in non-voting form or limit its voting rights to a certain percentage of its investment. This limitation on owning voting interests is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Investment Fund or operating company, both by the Fund and other funds managed by the Advisor. There are, however, other statutory tests of affiliation (such as on the basis of control), and an Investment Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and the Investment Fund could potentially be subject to the prohibitions of the 1940 Act if an exemption or exception were not available.

To limit its voting interests in certain Investment Funds or an operating company, the Fund may, at the time of investment: (i) elect to invest in a class of an Investment Fund’s or operating company’s non-voting securities (if such a class is available); or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Investment Fund or operating company or those voting rights that would exceed the 4.9% limitation. The Fund would not receive any consideration in return for entering into a voting waiver arrangement. Other funds or accounts managed by the Advisor may waive their voting rights in a particular Investment Fund. To the extent that other funds or accounts managed by the Advisor do not waive their voting rights in a particular Investment Fund or operating company, the voting power of the other funds or accounts managed by the Advisor will increase as a result of the Fund waiving its voting rights in the Investment Fund. Subject to the oversight of the Board, determinations of whether the Fund will waive its voting rights will be made by the Advisor as part of the investment process. These voting waiver arrangements may permit the Fund to own more than a 4.9% economic interest in certain Investment Funds. To the extent that the Fund (i) holds non-voting interests, or (ii) contractually foregoes the right to vote its interests in an Investment Fund or operating company, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund or operating company, including matters that may be adverse to the Fund’s interests. This restriction could diminish the influence of the Fund and Advisor in an Investment Fund or operating company, as compared to other investors in the Investment Fund or operating company, and could adversely affect the Fund’s investment in the Investment Fund or operating company, which could result in unpredictable and potentially adverse effects on the Fund. However, as a general matter, an Investment Fund generally provides its interest holders with an ability to vote only under limited circumstances, if at all. The Fund’s practices regarding investment in non-voting securities of an Investment Fund or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in an Investment Fund.

Valuation of the Fund’s Interests in Investment Funds. A large percentage of the securities in which the Investment Funds invest will not have a readily available market quotation and will be fair valued by the Advisor, in its capacity as the Fund’s Valuation Designee. In this regard, in the process of valuing an Investment Fund, the Investment Manager of such Investment Fund may face elements of judgment and may also face a conflict of interest in valuing the securities, as the valuation may affect the Investment Manager’s compensation and/or its ability to raise additional funds. The valuation of the Investment Funds reflects a combination of capital statements received directly from Investment Managers, actual cash flows from the Investment Funds, market adjustment factors to reflect activity in related securities in the public markets, and idiosyncratic events. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, regarding the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, an Investment Fund’s valuation of the securities may fail to match the amount that could be realized with respect to the disposition of such securities on any Valuation Date. In addition, the valuation methodology of any Investment Fund relies on the subjective judgment of its Investment Manager. Similarly, an operating company held by the Fund that does not have outstanding securities that are publicly held will not have a readily available market quotation, and will be required to be fair valued by the Advisor.

In this regard, the Advisor will need to use valuation techniques under the supervision of the Fund’s Board of Trustees that may not rely on transparent inputs, and the Advisor will face elements of judgment as well as a conflict of interest in valuing the securities, as the valuation may affect the Investment Manager’s compensation and the Fund’s performance. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by the Advisor, the accuracy of the valuation for the operating company. As a result, the Fund’s value of the securities of an operating company may fail to match the amount that could be realized with respect to the disposition of such securities on any Valuation Date. An Investment Fund’s valuation or even the valuation of an operating company held by the Fund could also be inaccurate due to fraudulent activity, mistake, or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuations Subject to Adjustment. The valuations reported by the Investment Funds or deduced for operating companies (and for Investment Funds for months that do not coincide with the Fund’s quarter-end), based upon which the Fund determines its net asset value, may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by the Investment Funds’ independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of an Investment Fund or an operating company, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. In addition, to the extent that such subsequently adjusted valuations adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Investment Manager of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Advisor determines to cause the Fund to sell its interest in an Investment Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Expedited Decision-Making. Investment analyses and decisions may be undertaken on an expedited basis for the Fund to take advantage of available investment opportunities that have expedited investment processes. Further, the Advisor may conduct its due diligence activities over a very brief period to take advantage of investment opportunities, which could result in less due diligence being conducted on the investment opportunity by the Advisor than would be conducted in ordinary circumstances.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Other investment vehicles sponsored, managed or advised by the Advisor and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Advisor has developed a set of procedures intended to allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an Investment Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Special Situations and Distressed Investments. An Investment Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although some such investments have the potential to result in significant returns, these types of investments also involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is very high. There is no assurance that an Investment Fund will correctly evaluate the value of the assets collateralizing a distressed investment or the prospects for a successful reorganization or similar action in respect of any distressed investment. In any reorganization or liquidation proceeding relating to a distressed investment in which an Investment Fund invests, the Investment Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Investment Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring. The degree of risk associated with any particular distressed investment may be difficult or impossible for the Advisor to determine. Investments in financially distressed companies domiciled outside the United States may involve additional risks, such as different bankruptcy laws and creditor reorganization processes, resulting in greater uncertainty for the Fund.

Mezzanine Investments. An Investment Fund may invest and the Fund may make a Direct Investment in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Due to the higher risk profile and often less restrictive covenants of mezzanine loans as compared to senior loans, mezzanine loans sometimes earn a higher return than senior secured loans. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of the loan principal on an agreed amortization schedule while retaining the equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer. To the extent that a mezzanine loan does not have restrictive covenants that limit the ability of the borrower to further encumber its assets or that impose other obligations (or has less restrictive covenants), an investment such loan will be particularly sensitive to the risks that are associated with loan investments.

Credit Risk. Credit risk is the risk that one or more fixed-income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Small- and Medium-Capitalization Companies. An Investment Fund may invest a portion of its assets in portfolio companies with small- to medium-market capitalizations. Such investments may provide significant potential for appreciation, but also involve higher risks than do investments in securities of larger companies.

Utilities Sector. An Investment Fund may invest and the Fund may invest in Direct Investments in portfolio companies in the utilities sector, thereby exposing the Investment Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by both state and federal governmental authorities and regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising. Other factors that may adversely affect the value of securities of companies in the utilities sector include interest rate changes, supply and demand fluctuations, technological developments, natural resources conservation and changes in commodity prices, which may be caused by supply and demand fluctuations or other market forces.

Infrastructure Sector. Some Investment Funds may concentrate, and a Direct Investment may be made, in the infrastructure sector. Infrastructure companies may be susceptible to reduced investment in public and private infrastructure projects, and a slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of infrastructure companies to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by infrastructure companies.

Healthcare Sector. Companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, changes in government funding to healthcare, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are also subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may require significant capital expenditure, may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of financial services companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, reduced liquidity in the credit markets and other events may result in a high degree of volatility in the financial markets and have a negative impact on financial services companies. The profitability of many types of financial services companies may also be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Volatility in the financial sector, and resulting government actions to address such volatility, can have adverse impacts, including less credit being available to issuers or uncertainty regarding the safety of deposits, on Investment Funds and on the Fund. Because many types of financial services companies and intermediaries are vulnerable to these economic cycles, Investment Funds that invest in financial services companies, and therefore the Fund to the extent that it invests in such Investment Funds, may lose value during such periods.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Sector Concentration. An Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Currency Risk. The Fund and Investment Funds may invest in portfolio companies outside of the United States, whose securities may be denominated in currencies other than the U.S. dollar. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s direct and indirect investments are denominated against the U.S. dollar may result in a decrease in the Fund’s net asset value.

Venture Capital. An Investment Fund may invest in, and the Fund may make a Direct Investment in, a venture capital company, which is usually characterized by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. These investments may offer the opportunity for significant gains, but such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Real Estate Investments. From time to time, the residential housing sector and the commercial real estate sector in the United States may face considerable pressure resulting from significant declines in prices. Residential and commercial mortgage delinquencies and foreclosures are expected to increase during such periods and, in turn, may lead to widespread selling in the mortgage-related markets and put downward pressure on the prices of many securities. During periods of instability in the credit markets, prices at which real estate funds can sell real estate may be adversely impacted, because purchasers may not be able to obtain financing on attractive terms or at all. These developments may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could reduce returns from real estate Investment Funds or reduce the number of real estate Investment Funds available to the Fund, thereby reducing the Fund’s investment opportunities. Real estate Investment Funds are subject to risks associated with the ownership of real estate, including: (i) changes in the general economic climate (such as changes in inflation and/or interest rates); (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space); (iii) the quality and philosophy of management; (iv) competition (such as competition based on rental rates); (v) specific features of properties (such as location); (vi) financial condition of tenants, buyers and sellers of properties; (vii) quality of maintenance, insurance and management services; (viii) changes in operating costs; (ix) government regulations (including those governing usage, improvements, zoning and taxes); (x) the availability of financing; and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities). Some real estate Investment Funds may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate Investment Funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.

Substantial Fees and Expenses. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in primaries of such Investment Funds. By investing in the Investment Funds through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based fees, carried interests or incentive allocations (which are a share of an Investment Fund’s returns which are paid to the Investment Manager) and fees and expenses borne by the Fund as an investor in the Investment Funds. In addition, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Foreign Portfolio Companies. Certain of the Investment Funds may invest and the Fund may directly invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Non-U.S. Securities Risk. Non-U.S. securities, which could be held by Investment Funds in which the Fund invests and through Direct Investments, involve certain risk factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another as well as currency restrictions, exchange control regulation and/or governmental restrictions that limit or otherwise delay the Fund’s ability to convert currencies; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative liquidity of some non-U.S. securities markets; (iii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements, and less government supervision and regulation; (iv) certain economic and political risks, including potential restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability and the possibility of nationalization, expropriation or confiscatory taxation and of economic sanctions that impact a company’s health or the movement of capital; (v) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities; and (vi) difficulty in obtaining and enforcing judgments against issuers in foreign countries.

Structured Finance Securities Risk. The Fund’s or an Investment Fund’s investments may consist of CLOs or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund, an Investment Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund or an Investment Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. In addition to the risks noted above and other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including the structured finance security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to illiquidity risk.

Capital Calls; Commitment Strategy. The Fund may maintain a sizeable cash and/or liquid assets position in anticipation of funding capital calls. The Fund generally will not contribute the full amount of its commitment to an Investment Fund at the time of its initial investment in the Investment Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be a drag on performance. The Fund may employ an “over-commitment” strategy, which could result in an insufficient cash supply to meet Investment Fund commitments. Such an insufficient cash supply would have negative impacts on the Fund, including the ability to meet expenses generally. Moreover, if the Fund defaults on its commitments or fails to satisfy capital calls in a timely manner, it generally will be subject to significant penalties, such as the complete forfeiture of the Fund’s investment in an Investment Fund. The Fund’s failure to make timely capital contributions in respect of its commitments may: (i) impair the ability of the Fund to pursue its investment strategy; (ii) force the Fund to borrow or sell its assets at penalties from the Investment Funds (such as the complete forfeiture of the Fund’s investment in an Investment Fund); or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund). and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited. Stock or index options that may be purchased or sold by the Fund may include depressed prices; (iii) indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Investment Funds (such as the complete forfeiture of the Fund’s investment in an Investment Fund); or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

ETF and Index-Related Investments Risk.

The risks of investment in an ETF or Index-Related Investments typically reflect the risks of the types of instruments in which the ETF or Index-Related Investments invests. If the Fund invests in ETFs, shareholders of the Fund will bear indirectly their proportionate share of the ETF’s fees and expenses, as well as their share of the Fund’s fees and expenses. The Fund will also bear indirectly the fees and expenses of any Index-Related Investment in which it invests. As a result, an investment by the Fund in an ETF or Index-Related Investments could cause the Fund’s total operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF or Index-Related Investment) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the ETF or Index-Related Investment. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. The risks of ETFs and Index-Related Investments designed to track equity indexes may include passive strategy risk (i.e., the ETF or Index-Related Investment may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency, which could cause returns to be lower or higher than if an active strategy were used); non-correlation risk (i.e., the ETF or Index-Related Investment’s return may not match the returns of the relevant index); equity securities risk (i.e., the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions); and concentration risk (i.e., to the extent the ETF or Index-Related Investment or its underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF or Index-Related Investment may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affected that market). In addition, ETFs are susceptible to market trading risks (i.e., the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF).

Hedging and Derivatives Risk.

Subject to the limitations and restrictions of the 1940 Act, the Fund may use derivative transactions, primarily equity options, for hedging purposes. Derivatives Instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, illiquidity, market and operational/legal risk. Use of options for hedging purposes by the Fund could present significant risks, including the risk of losses in excess of the amounts invested. There are various risks associated with transactions in options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the index decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited. Stock or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option. The Fund may engage in forward contracts, including non-deliverable forwards. Non-deliverable forwards are forward contracts on foreign currencies that are cash settled and that do not involve delivery of the currency specified in the contract. The Fund typically will use non-deliverable forwards for hedging purposes, but may also use such instruments to increase income or investment gains. The use of forwards for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives. The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Fund, which could cause the Fund to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.

Manager. The Fund is subject to manager risk because it is an actively managed investment portfolio. The Investment Advisor, the Sub-Advisor, or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce the desired results. The Fund’s portfolio may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Market. The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Fund to achieve its investment objectives.

Market Disruption and Geopolitical. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

Operational. The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats, operational and information security risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. The use of artificial intelligence (“AI”) and machine learning could exacerbate operational and information security risks or result in cyber security incidents that implicate personal data. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses or impairing the Fund’s operations. Information relating to the Fund’s investments is delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may not be secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.

Other Investment Companies. The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund’s expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. Additional risks of investments in ETFs include that: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from an exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading of an ETF’s shares. Other investment companies include Holding Company Depositary Receipts (“HOLDRs”). Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.

Repurchase Agreements. In the event that the other party to a repurchase agreement defaults on its obligations, the Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty’s obligation and/or the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

Restrictive Covenants and 1940 Act Restrictions. If the Fund enters into one or more credit agreements in connection with a the credit facility program (“Credit Agreements”), such agreements are expected to include usual and customary covenants for this type of transaction, including limits on the Fund’s ability to, among other potential restrictions, change its investment objective or fundamental investment restrictions without the approval of lenders, pay dividends or make other distributions on the Common Shares, or make structural or other changes the Advisor may deem advisable and/or appropriate for the Fund.

[Securities Lending. To generate additional income, the Fund may lend portfolio securities, on a short- or long-term basis, in an amount up to 33 1/3% of the Fund’s total assets, to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

The Fund seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, the Fund will be protected to the extent the Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. The Fund is protected by its securities lending agent, which has agreed to indemnify the Fund from losses resulting from borrower default.]

Special Situations. A “special situation” arises when, in a manager’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations investments often involve much greater risk than is inherent in ordinary investments. Investments in special situation companies may not appreciate and the Fund’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

Temporary Defensive Positions. When market conditions make it advisable, the Fund may hold a portion of its assets in cash and short-term interest bearing instruments. Moreover, in periods when, in the opinion of the manager, a temporary defensive position is appropriate, up to 100% of the Fund’s assets may be held in cash, short-term interest bearing instruments and/or any other securities the manager considers consistent with a temporary defensive position. The Fund may not achieve its investment objective when pursuing a temporary defensive position.

When-Issued, Delayed Delivery, and Forward Commitment Transactions. When-issued, delayed delivery, and forward commitment transactions involve the risk that the security the Fund buys will lose value prior to its delivery. These transactions may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Share Repurchase Program Related Risks. Shareholder participation in the Fund’s share repurchase program may result in adverse consequences for shareholders who remain invested in the Fund. The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund’s expense ratio for remaining shareholders, portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share.

Furthermore, the timing of the Fund’s repurchase offers pursuant to the Fund’s share repurchase program may be at a time that is disadvantageous to the Fund’s shareholders. When the Fund makes repurchase offers pursuant to the Fund’s share repurchase program, the Fund may offer to repurchase shares at a price that is lower than the price that investors paid for shares in the Fund’s offering. As a result, to the extent investors have the ability to sell their shares to the Fund as part of the Fund’s share repurchase program, the price at which an investor may sell shares, which will be equal to the Fund’s NAV per share as of the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in the Fund’s offering.

In addition, in the event an investor chooses to participate in the Fund’s share repurchase program, the investor will be required to provide the Fund with notice of intent to participate prior to knowing what the NAV per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to the Fund as part of the Fund’s share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of the Fund’s shares will be on the repurchase date.

Unspecified Investments, Dependence on the Advisor. The Advisor has discretion to select the Investment Funds and Direct Investments as opportunities may arise. Therefore, the Fund and its Shareholders rely on the Advisor’s judgment and ability to identify and source investments for the Fund consistent with the Fund’s investment objective.

The success of the Fund depends upon the ability of the Advisor to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have certain voting rights, but no direct right or power to participate in the management or control of the Fund or the terms of its investments. There can be no assurance the Advisor will be able to select or implement successful strategies or achieve the Fund’s investment objective.

Indemnification of Investment Funds, Investment Managers and Others. The Fund may agree to indemnify certain of the Investment Funds and their respective Investment Managers, officers, directors and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets. The Fund’s over-commitment strategy may increase the risk that the Fund is unable to satisfy a capital call from an Investment Fund.

Other Registered Investment Companies. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under Section 12(d)(1) of the 1940 Act, unless an exemption is available, the Fund may not acquire the securities of other registered investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund; or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. The SEC has adopted Rule 12d1-4 under the 1940 Act which, subject to certain conditions, provides an exemption to permit acquiring funds to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1). Rule 12d1-4 also modifies certain existing exemptive rules and would rescind exemptive orders previously granted by the SEC. As a result, certain registered funds and private funds may be more limited in their ability to invest in the Fund under Rule 12d1-4 than they otherwise would be. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. See “Risk Factors and Special Considerations— ETF and Index-Related Investments Risk” above.

High Yield Securities and Distressed Securities. Investment Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities, which are also known as “junk bonds”) and may invest in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Ratings (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by an Investment Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. An Investment Fund’s investments in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss (which may be substantial or total loss) of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Investment Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative by certain rating agencies, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. An Investment Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Fund experiencing greater risks than it would if investing in higher rated instruments.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio.

Other Instruments and Future Developments. An Investment Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized “synthetic” or derivative instruments, which will be subject to varying degrees of risk. These transactions involve a risk that the counterparty to a swap, option on various underlying instruments, and certain other customized “synthetic” or derivative instruments will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. In addition, an Investment Fund may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Dilution. The Fund intends to conduct a continuous offering of its Shares, which may be purchased as of the first business day of each month based upon the Fund’s net asset value as of the most recent Valuation Date. Additional purchases may dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

Incentive Allocation Arrangements. An Investment Manager of an Investment Fund may receive a performance fee, carried interest or incentive allocation that the Advisor has observed to be generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred ret assets and therefore by investors in the Fund. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to an Investment Fund, the Investment Fund likely would suffer losses on its investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•

the Shares have been transferred without the consent of the Fund or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•

ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Advisor or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;
•

he Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•

the Fund or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund. The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national or other securities exchange or other market. No market currently exists for Shares, and the Fund does not contemplate that one will develop. The Shares are, therefore, not readily marketable. Although the Advisor expects to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurance can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund has elected and intends to meet the requirements necessary each taxable year to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain quarterly asset diversification, annual source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Funds in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure (i.e., the disposition of non-diversified assets) may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s frequency of calculation of its net asset value and its ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net ordinary income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Matters” below for more information. If the Fund distributes in respect of any calendar year an amount less the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (generally determined on the basis of a one-year period ended on October 31 of such calendar year and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years and on which the Fund did not incur any U.S. federal income tax, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to such undistributed amounts. The Fund may make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. In addition, under certain circumstances, the Fund may determine that it is in its best interest to retain a portion of its income or capital gain rather than distribute such amount as a dividend for U.S. federal income tax purposes and, accordingly, could cause the Fund to bear the 4% excise tax burden associated therewith. In addition, as a result of the tax rules applicable to the investments in passive foreign investment companies or controlled foreign corporations, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income with respect to such taxable year. Furthermore, the Fund may invest in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on the investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds and thus on the Shareholders’ investment in the Fund. See “Tax Matters”.

Current Interest Rate Environment Risk. A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. Risks associated with changes in interest rates are heightened under certain market conditions, such as during times when the Federal Reserve raises interest rates or when such rates remain elevated following a period of historically low levels. Additionally, the U.S. and other governments have increased, and are likely to continue increasing, their debt issuances, which may also heighten these risks. To the extent the Fund or an Investment Fund borrows money to finance its investments, the Fund’s or an Investment Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase. In periods of falling interest rates, the Fund’s investments may experience lower yields. Adverse developments resulting from changes in interest rates (or the expectation of such changes) could have a material adverse effect on the Fund’s or an Investment Fund’s financial condition and results of operations.

In addition, a decline in the prices of the debt the Fund or an Investment Fund owns could adversely affect the Fund’s net asset value. Changes in market interest rates could also affect the ability of operating companies in which the Fund or an Investment Fund invests to service debt, which could materially impact the Fund or an Investment Fund in which the Fund may invest, thus impacting the Fund. Short-term and long-term interest rates also do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration.

Regulatory Change. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), contained changes to the existing regulatory structure in the United States and was intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of private equity fund managers, including requirements for such managers to register as investment advisors under the Investment Advisors Act of 1940, as amended (the “Advisors Act”), and to disclose various information to regulators about the positions, counterparties and other exposures of the private equity funds managed by such managers. The Advisor has filed a notice of eligibility with the National Futures Association for exclusion from the Exchange Act of 1936, as amended (the “CEA”), and therefore is not subject to regulation or registration as a commodity pool operator (“CPO”) under the CEA. In the event that the Advisor is required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable Commodity Futures Trading Commission regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. The risk factors described above are the principal risk factors associated with an investment in the Fund’s Shares, as well as those risk factors generally associated with an investment company with investment objectives, investment policies, capital structure or investment strategies similar to those of the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus or not yet known. The Fund’s Prospectus will be updated or supplemented in the future, to the extent that additional principal risk factors not described in this Prospectus become known to the Fund.

USE OF PROCEEDS

The proceeds from the sale of Common Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within [ ] months after receipt of such proceeds, which may be delayed up to an additional [ ] months depending on market conditions and the availability of suitable investments. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments, principally certain Secondary Investments and Primary Investments, due to the nature of those investments. Such proceeds will be invested together with any interest earned in the Fund’s account with the Fund’s custodian prior to the closing of the applicable offering.

Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private equity markets transactions (which may be considerable), (ii) because certain Investment Funds selected by the Advisor may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Investment Managers to invest the amounts committed by the Fund. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies. Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term debt securities, money market securities, cash and/or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

SHAREHOLDER SERVICES GUIDE

CHOOSING A SHARE CLASS

The Fund offers three classes of shares: Investor Class Common Shares, Service Class Common Shares and Institutional Class Common Shares. The tables below summarize the features of the classes of shares available through this Prospectus.

Investor Class Common Shares

Initial Sales Charge	None

Distribution and Service (12b-1) Fees	None

Minimum Initial Purchase & Minimum Account Size	$5,000 for accounts that list a financial professional. $15,000 for self-directed accounts.

Minimum Subsequent Purchases	None

Investor Class Common Shares

Investors may purchase Investor Class Shares through the Distributor and Financial Intermediaries. Investor Class Shares are primarily offered and sold to retail investors by the Distributor and certain broker-dealers which are members of FINRA and which have agreements with the Distributor to offer Investor Class Shares , but may be made available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm and instructions for buying, selling, exchanging or transferring Investor Class Shares must be submitted by your broker-dealer or other financial firm on your behalf.

Service Class Common Shares

Initial Sales Charge	None

Distribution and Service (12b-1) Fees	1.00% annually

Minimum Initial Purchase & Minimum Account Size	$5,000 for accounts that list a financial professional. $15,000 for self-directed accounts.

Minimum Subsequent Purchases	None

Service Class Common Shares

Investors may purchase Service Class Shares only through Financial Intermediaries. Service Class Shares are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Distributor to offer Service Class Shares. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm and instructions for buying, selling, exchanging or transferring Service Class Shares must be submitted by your broker-dealer or other financial firm on your behalf. Service Class Shares are subject to the Distribution and Service Fee.

Institutional Class Common Shares

Initial Sales Charge	None

Distribution and Service (12b-1) Fees	None

Minimum Initial Purchase & Minimum Account Size	$250,000

Minimum Subsequent Purchases	None

Institutional Class Common Shares

Investors may purchase Institutional Class Shares through the Distributor and Financial Intermediaries. Institutional Class Shares are primarily offered and sold to retail investors by the Distributor and certain broker-dealers which are members of FINRA and which have agreements with the Distributor to offer Institutional Class Shares, but may be made available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm and instructions for buying, selling, exchanging or transferring Institutional Class Shares must be submitted by your broker-dealer or other financial firm on your behalf.

PURCHASING SHARES

Investor Class Common Shares and Institutional Class Common Shares may be purchased directly through the Distributor or through authorized Financial Intermediaries. Service Class Common Shares may only be purchased through authorized Financial Intermediaries and have service and distribution expenses not applicable to Investor Class Common Shares or Institutional Class Common Shares. There is a separate New Account Form for each class of Shares available. Please ensure you have the correct New Account Form before completing it.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES

Please note: Purchases must be made according to the transaction cut-off times noted below.

By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Complete the Fund’s investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the Fund you wish to purchase and the purchase amount.

Step 2: Make your check payable to the Fund. Write the name of the Fund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProShares Private Equity Access Fund	Step 3: Send the investment slip and check to:

•[ P.O. Box 182800 • Columbus, OH 43218-2800] Step 1: Complete a New Account Form (see “Completing your New Account Form”).

[ ProShares Private Equity Access Fund • P.O. Box182800

• Columbus, OH 43218-280]

Step 1:

Call the Fund to inform us of:

>your account number,

>the amount to be wired,

>the Fund(s) in which you wish to invest

You will be provided:

>a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund and the funding is received in good order by the transfer agent),

>bank wire instructions

	Step 2: Fax the New Account Form to [(800) 782-4797 (toll-free).]	Step 2: Contact your bank to initiate your wire transfer.
By Phone via Wire

Step 3:

Call the Fund at [888-776-3637] to:

> confirm receipt of the faxed New Account Form,

> request your new account number.

You will be provided:

> a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund), and

> bank wire instructions.

Instructions given to the Fund for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by the Fund.

Step 4: Call your bank to initiate your wire transfer.
Step 5: Send the original, signed New Account Form to: ProShares Private Equity Access Fund • [P.O. Box 182800 • Columbus, OH 43218-2800]
By Phone via ACH Please note: the maximum ACH purchase amount is $50,000	Initial purchase via [ACH] not available.	Step 1: Establish bank instructions on your account by completing an Account Options Form (if not already established).

Step 2:

Call the Fund to inform us of:

>the fact that you want to make an ACH purchase,

>your account number,

>the purchase amount,

>the Fund(s) in which you wish to invest,

You will be provided a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund).

By Internet via check or wire	Step 1: Go to [INSERT WEBSITE URL].	Step 1: Go to [INSERT WEBSITE URL].
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password.

Step 4:

If funding with check:

[Mail check payable to the Fund to: P.O.

Box 182800 Columbus, OH 43218-2800]

Call the Fund at [888-776-3637] to:

>confirm receipt of the faxed New Account Form,

>request your new account number. You will be provided:

>a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund), and bank wire instructions.

Instructions given to the Fund for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by the Fund.

Step 4: Follow transaction instructions for making a purchase.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

Signature Verification for Certain Transactions

Signature Guarantee Program — Financial Transactions

Certain redemption requests must include a signature guarantee if any of the following apply:

•	Your account address has changed within the last 10 business days;

•	A check is being mailed to an address different than the one on your account;

•	A check or wire is being made payable to someone other than the account owner;

•	Redemption proceeds are being transferred to an account with a different registration;

•	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your Fund account; or

•	Other unusual situations as determined by the Fund’s transfer agent.

The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program — Non-Financial Transactions

The Fund may require a Signature Validation Program (“SVP”) stamp or a Signature Guarantee stamp for certain non-financial transactions. The SVP is intended to provide validation of authorized signatures for those transactions considered nonfinancial (i.e., do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/ dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public cannot provide an SVP stamp.

Additional Information

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application. As requested on the account application, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Transfer Agent at [ ] for additional assistance when completing an account application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

Lost Shareholders, Inactive Accounts and Unclaimed Property

State unclaimed-property (“escheat”) laws require financial institutions, including mutual funds and their transfer agents, to report and remit property that is considered abandoned if the owner does not maintain contact within the period specified by the law of the shareholder’s last known address. If you do not cash distribution or repurchase checks, fail to keep a current address on file, or otherwise fail to communicate with the Fund or its transfer agent within the required period, your account or any uncashed amounts may be reported and remitted to the appropriate state as unclaimed property. You can help avoid this outcome by promptly cashing checks, maintaining a current address on your account, and contacting the Fund or its transfer agent at least once during the required period (for example, through written correspondence, telephone inquiries, or initiating a transaction on the account).

In some states, escheatment may require liquidation of shares before remittance; in that case, shareholders may be entitled only to receive the cash value at the time of sale. For retirement accounts, escheatment may be treated as a taxable distribution, and federal and/or state income-tax withholding may apply.

Texas notice. If your last known address is in Texas, you may designate a representative to receive unclaimed-property due-diligence notices for your account. To make this designation, please contact the Fund or its transfer agent. The designated representative will not have authority to access or change your account.

No Exchange Privilege

The Fund does not offer an exchange privilege into other funds or other share classes. Shareholders may purchase additional shares at any time. Limited, periodic liquidity is limited to the periodic repurchase offers described in this Prospectus.

Cost Basis Reporting

Federal law requires that investment companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on Shareholders’ Consolidated Form 1099s when “covered” securities are sold or repurchased. The Fund has chosen the average cost method as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be repurchased when there are multiple purchases on different dates at differing net asset values, and the entire position is not repurchased at one time. The Fund’s standing tax lot identification method is the method by which covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different from the Fund’s standing method and will be able to do so at the time of your purchase or upon the repurchase of covered shares.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. Investors should consult independent sources, which may include a tax professional, with respect to decisions with respect to choosing a tax lot identification method.

Additional Shareholder Services

Automatic Investment Plans (AIP) and Systematic Withdrawal Plans (SWP)

Shareholders may purchase shares automatically on a monthly, bimonthly, quarterly or annual basis. You may sign up for these services on the New Account Form, or you may download or request an Account Options Form to add these services to an existing account. Requests to add an Automatic Investment Plan (AIP) to an account should be received in good order at least three business days prior to the first date in which the AIP is to run.

Account Statements and Confirmations

Shareholders with the Fund accounts will receive quarterly Fund statements showing the market value of their Fund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — PaperFree™.”

Tax Statements

Each year, the Fund will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFree™, the Fund’s electronic document delivery service. You may also choose to receive your Fund Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on the Fund’s website. You may elect the PaperFree™ service by completing the appropriate section on the New Account Form. The Fund will then send you a link to the enrollment site.

PLAN OF DISTRIBUTION

[ ] (the Distributor) located at [ ], serves as our principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of our shares on a best efforts basis, subject to various conditions. Our shares are offered for sale through the Distributor at NAV. The Distributor also may enter into agreements with Financial Intermediaries that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund. In reliance on Rule 415 under the Securities Act of 1933, as amended, the Fund is offering to sell an unlimited number of its shares, on a continuous basis, through the Distributor. The Distributor uses its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

The Distributor may pay distribution and service fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If the Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. The Distributor does not retain any portion of the distribution and service fees for profit.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on the Fund’s behalf. Such purchase and redemption orders will be deemed to have been received by the Fund at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. Furthermore, such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the Fund may effect portfolio transactions through broker dealers who sell Fund shares, the Fund does not consider the sale of the Fund’s shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by the Fund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees

The Fund has adopted a Distribution and Service Plan for its Service Class Shares to pay to the Distributor a Distribution and Service Fee to compensate Financial Intermediaries for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such shares. These activities include marketing and other activities primarily intended to result in the sale of Service Class Shares and activities related to administration and servicing of Service Class accounts, as applicable. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by the exemptive relief for which the Fund has applied, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution and Service Plan, Service Class Shares pay a Distribution and Service Fee the Distributor at an annual rate of 0.75% (for distribution related activities) and 0.25% (for servicing related activities) based on the aggregate net assets attributable to the Service Class. The Distribution and Service Fee, as applicable, is paid out of the Service Class assets, and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Service Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a shareholder’s investment and may cost the shareholder more than paying other types of sales charges, if applicable.

Institutional Class Shares and Investor Class Shares are not subject to any Distribution and Service Fee and do not bear any expenses associated therewith.

The Distributor may pay distribution and service fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If the Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. The Distributor does not retain any portion of the distribution and service fees for profit.

Payments to Financial Firms

[The Advisor] or other service providers may utilize their own resources to finance distribution or service activities on behalf of the Fund, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the Fund contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisors, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and [the Advisor] from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor or [the Advisor] access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, [all other ProFunds, other funds sponsored by the Advisors] and/or a particular class of shares, during a specified period of time. The Distributor and [the Advisor] may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor or [the Advisor]. The additional payments described above are made at the Distributor’s or [the Advisor] expense, as applicable. These payments may be made at the discretion of the Distributor or [the Advisor] to some of the financial firms that have sold the greatest amounts of shares of the Fund. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and [the Advisor] visit financial firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of shares of the Fund to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisors, distributors or affiliates of funds other than the Fund make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular fund (including the Fund) over other funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or [the Advisor] to financial firms, please see the SAI.

DETERMINATION OF NAV

The NAV per share of the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by [] and is generally determined each business day as of the close of regular trading on the NYSE (typically calculated as of 4:00 p.m. Eastern Time).

Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets. Routine valuation of certain derivatives is performed using procedures approved by the Board.

When a market price is not readily available, securities and other assets are valued at fair value in good faith. The Board has designated ProShare Advisors as “valuation designee” (for these purposes, the “Valuation Designee”) to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation methodology may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

[A meaningful input in the Fund’s valuation of Investment Funds will be the estimated valuations provided by Investment Managers on a quarterly basis to the valuation designee. Similarly, a meaningful input in the Fund’s valuation of a Direct Investment will be the estimated valuations provided by the lead investor, if applicable.

The fair value of the Fund’s investments in Investment Funds and direct investments as of each valuation date ordinarily will be the carrying amount of the Fund’s interests in such investments as determined in accordance with the Advisor’s valuation policies and procedures (“Valuation Procedures”), which takes into account the issuer’s most recent balance sheet, statement of capital account, or other valuation provided by the relevant Investment Manager or lead investor, as adjusted for other relevant information available as of the relevant valuation date. Such relevant information may include, among other things, capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant valuation date and a market adjustment factor to reflect activity in related securities in the public markets.

In reviewing the valuations provided by Investment Managers, the Valuation Procedures require the consideration of relevant information reasonably available as of the Valuation date. In considering such information, the Valuation Designee may conclude in certain circumstances that the information provided by the Investment Manager or lead investor does not represent the fair value of a particular Investment Fund or Direct Investment. In these circumstances, the Valuation Designee may consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the asset value reported by the relevant Investment Manager or lead investor, or whether to adjust such value to reflect a premium or discount to such NAV. The Valuation Procedures require that any such decision be made in good faith, and subject to the review and supervision of the Board.

In the case of Investment Funds, Investment Managers may adopt a variety of valuation methods and bases and provide differing levels of information concerning the Investment Funds. It is expected that the Valuation Designee will not be able to meaningfully influence the valuation processes used by the Investment Managers. Consequently, there are inherent difficulties in determining the fair value of Investment Funds and inherent uncertainties in the fair values that are presented. The Valuation Designee generally will not be able to confirm with certainty the accuracy of valuations provided by Investment Managers, even after the Fund receives the Investment Funds’ audited financial statements. The actual realized returns on the Fund’s unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Investment Managers and lead investors base their valuations.

For Direct Investments in operating companies where there is no lead investor, or where the Fund serves as the lead investor, or the lead investor has not provided an estimated valuation, the Fund will review and value such investments using one or more of the following types of analyses:

•	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics;
•	Discounted cash flow analysis, including a terminal value or exit multiple;
•	Valuations implied by third-party investments in similar assets or issuers; and
•	The cost of the investment, if cost is determined to best approximate the fair value of the investment.

Factors to be considered in arriving at the fair market value of such investments include the price of recent transactions, earnings, revenue and book value.]

Fair valuation has the risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them.

To the extent the Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary and shareholders may not be able to purchase or sell Fund shares. In addition, certain portfolio investments may not be traded on days or at times the Fund is open for business. In particular, calculation of the NAV of the Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the Exchange on which the shares of the Fund are listed closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Purchase and redemption transaction order time cutoffs would also be accelerated.

REPURCHASE OFFERS

Repurchase Offers

Common Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Common Shares will develop. As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to submit their Common Shares for repurchase by the Fund on a quarterly basis. The time and dates by which repurchase offers must be received in good order (“Repurchase Request Deadline”) are 4:00 p.m. Eastern Time on the []th business day of [].

The Fund is required to offer to repurchase not less than 5% of its outstanding Common Shares with each Repurchase Offer and under normal market conditions, the Board expects to authorize a 5% offer. The Fund may not offer to repurchase more than 25% of its outstanding Common Shares during any calendar quarter. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date (“Repurchase Payment Deadline”). Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline and that the repurchase price will be the Fund’s NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date and, in every case, at least five business days before sending notification of the next quarterly repurchase offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling [].

At least 7 and no more than 14 days prior to the Repurchase Request Deadline, the Fund will send notice to each shareholder setting forth: (i) the number of Common Shares the Fund will repurchase; (ii) the Repurchase Request Deadline and other terms of the offer to repurchase; and (iii) the procedures for shareholders to follow to request a repurchase. Shareholders and financial intermediaries must submit repurchase requests in good order by the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Common Shares until a subsequent repurchase offer.

If more Common Shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of Common Shares to be repurchased by up to 2% of the Fund’s Common Shares outstanding per quarter, subject to the 25% limitation on the repurchase of the Fund’s outstanding Common Shares during any calendar quarter. If there are still more Common Shares tendered than are offered for repurchase, Common Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation and the Fund may accept all Common Shares tendered by persons who own, in the aggregate, fewer than 100 Common Shares and who tender all of their Common Shares, before prorating shares tendered by others.

Because of the foregoing, shareholders may be unable to liquidate all, or a given percentage, of their Common Shares and some shareholders may tender more Common Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw Common Shares tendered for repurchase at any time prior to the Repurchase Request Deadline.

The Fund does not presently intend to deduct any repurchase fees from the repurchase amount, other than any applicable Early Repurchase Fee. However, in the future, the Board may determine to charge a repurchase fee payable to the Fund, to reasonably compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fees will never exceed 2% of the proceeds of the repurchase. If you ask the Fund to repurchase a sufficient number of Common Shares to provide you with proceeds of a specific dollar amount and if some or all of those Common Shares are subject to Early Repurchase Fees, then (assuming your request is not subject to pro-ration) the Fund will repurchase a sufficient number of Common Shares to pay the net proceeds you have requested and enough additional Common Shares to pay the applicable Early Repurchase Fee. It should be noted that the Board may implement repurchase fees without a shareholder vote.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund’s portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund’s portfolio through repurchases without offsetting new sales, may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund’s value. Notwithstanding the foregoing, it is the Investment Advisor’s or Sub-Advisor’s intention to fund repurchases with the proceeds of borrowings whenever practical. Use of the borrowing facility entails certain risks and costs. See “Repurchase Offers - Liquidity Requirements.”

See “Tax Matters” for a general summary for U.S. shareholders. Investors should rely on their own tax advisor for advice about the particular U.S. federal, state and local tax consequences of investing in the Fund and participating in the Fund’s repurchase offer program.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

From the time that the notification is sent to shareholders until the Repurchase Payment Deadline, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph. The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. There is some risk that the need to sell Senior Loans to fund repurchase offers may affect the market for those Senior Loans. In turn, this could diminish the Fund’s NAV.

Redemption of Senior Securities

In order to permit the Fund to repurchase Common Shares, the borrowing or other indebtedness issued by the Fund must either mature by the next Repurchase Request Deadline or provide for their redemption, call or repayment by the next Repurchase Request Deadline without penalty or premium. Although the Fund ordinarily does not expect to redeem any senior security, it may be required to redeem such securities if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner.

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Investment Advisor and Sub-Advisor, are managed under the direction of the Board. The names and business addresses of the Trustees and Officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Advisor

ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment advisor to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund.

The Advisor receives an annual fee, payable monthly, in an amount equal to [ ]% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued liabilities (i.e., the Fund’s Managed Assets). A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund is expected to be included in the Fund’s [annual/semi-annual] shareholder report.

Management Fee

The Advisor receives an annual fee, payable monthly, in an amount equal to [ ]% of the Fund’s Managed Assets. The Investment Advisor is responsible for all of its own costs, including costs of its personnel required to carry out its duties.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Fund’s [annual/semi-annual] shareholder report.

Sub-Advisor

[The Investment Advisor has engaged a sub-advisor to provide the day-to-day management of the Fund’s portfolio. The sub-advisor is an affiliate of the Investment Advisor. The Investment Advisor is responsible for monitoring the investment program and performance of the sub-advisor. Under the terms of the sub-advisory agreement, the agreement can be terminated by either the Investment Advisor or the Board. In the event the sub-advisory agreement is terminated, the sub- advisor may be replaced subject to any regulatory requirements or the Investment Advisor may assume day-to-day investment management of the Fund.]

For information regarding the basis for the Board approving the investment sub-advisory agreement for the Fund is expected to be included in the Fund’s [annual/semi-annual] shareholder report.

Portfolio Management.

The following individuals are jointly responsible for the day-to-day management of the Fund’s portfolio.

[INSERT PM BIOS]

Additional Information Regarding the Portfolio Managers

The following individuals have responsibility for the day-today management of the Fund as set forth in the Summary Prospectus relating to the Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.

[INSERT PM BIOS]

Administrator

[ ], located at [ ], acts as Administrator to the Fund pursuant to an administration agreement dated [ ], as amended from time to time. The Administrator provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all financial reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by the Fund under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund; the Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Fund under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

[Legal Admin], located at [ ], provides legal administration services to the Trust (altogether, the “Legal Administrative Services”) pursuant to a separate agreement. The Fund pays [] a monthly fee for its services as Legal Administrator.

Custodian and Transfer Agent

[] also acts as Custodian and Transfer Agent to the Fund. [] is located at [].

The Custodian is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities, collecting the Fund’s interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The Custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such sub-custodian banks and clearing agencies.

The Distributor

[] (“[]”) serves as the distributor and principal underwriter in all fifty states and the District of Columbia. [] is located at []. The Distributor has no role in determining the investment policies of the Trust or the Fund, or which securities are to be purchased or sold by the Trust or the Fund.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. As of [ ], no Shareholder, to the knowledge of the Fund, other than [ProShare Advisor], owned beneficially or of record more than 25% of the shares.

DIVIDENDS AND DISTRIBUTIONS

Distribution Policy

As a shareholder of the Fund as of the applicable record date, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the Fund or in cash.

Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment

As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Dividend Reinvestment Plan

The Fund will operate under the DRIP administered by [ ]. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP by written instructions to that effect to [ ]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [ ] by five business days prior to the end of the current quarter or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, [ ], on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per share.

[ ] will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. [ ] will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. [ ] will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, [ ] will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither [ ] nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

The Fund reserves the right to amend or terminate the DRIP upon 60 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to [ ].

DESCRIPTION OF THE FUND

The Fund is a Delaware statutory trust organized on September 10, 2025 and is registered with the SEC as a continuously-offered, non-diversified, closed-end management investment company that makes quarterly repurchase offers for its Common Shares, subject to certain conditions. The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Investment Advisor and Sub-Advisor are managed under the direction of its Board. The names and business addresses of the Trustees and Officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.

The Fund’s Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of shares of beneficial interest classified as Common Shares, and an unlimited number of shares of beneficial interest classified as Preferred Shares.

Under Delaware law, Fund shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. As an added protection, the Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. The Fund’s Declaration of Trust provides for indemnification for all losses and expenses of any shareholder held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the parties involved were held not to be bound by the disclaimer.

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders. The obligation of the Fund are not binding upon Trustees individually but only upon the property of the Fund. Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Fund is responsible for paying all of the expenses of its operations, including, without limitation, the management fee payable and extraordinary expenses, such as litigation expenses.

Dividends, Voting and Liquidation Rights

[Each Common Share of the Fund has one vote and shares equally in dividends and distributions, when and if, declared by the Fund, and in the Fund’s net assets upon liquidation. Matters such as approval of new advisory agreements and changes in a fundamental policy of the Fund require the affirmative vote of all shareholders. Matters affecting a certain class of the Fund will be voted on by shareholders of that particular class.

All Common Shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to any of the Common Shares. Common Shares do not have cumulative voting rights and, as such, holders of more than 50% of the Common Shares voting for trustees representing the holder of Common Shares can elect all trustees representing the holders of Common Shares and the remaining shareholders would not be able to elect any such trustees.]

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The trustees are elected for indefinite terms and do not stand for reelection. A trustee may be removed from office with or without cause by an action adopted by the majority of the then Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Status of Shares

The following table sets forth information about the Fund’s outstanding Common Shares as of [ ]:

Title of Class	Number Authorized	Number Held By the Fund or for its Own Account	Number Outstanding
Investor Class Common Shares	Unlimited	[ ]	[ ]

Service Class Common Shares	Unlimited	[ ]	[ ]

Institutional Class Common Shares	Unlimited	[ ]	[ ]

Fundamental and Non-Fundamental Investment Policies of the Fund

Certain policies of the Fund specified herein as fundamental, and the investment restrictions of the Fund described in the SAI are fundamental policies of the Fund and may not be changed without a majority vote of the shareholders of the Fund. The term majority vote means the affirmative vote of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. All other policies of the Fund may be modified by resolution of the Board.

DESCRIPTION OF THE CAPITAL STRUCTURE

Common Shares

[The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, with no par value unless the Trustees otherwise determine. The variations in the relative rights and preferences as between any classes of Common Shares and Preferred Shares shall be fixed and determined by the Trustees. Common Shares will, when issued, be fully paid and non-assessable.

Whenever Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund, unless at the time of such declaration: (i) all accrued dividends on Preferred Shares or accrued interest on borrowings have been paid; and (ii) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares. In addition to the requirements of the 1940 Act, the Fund would be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include asset coverage tests more stringent than under the 1940 Act. See “Description of the Capital Structure - Preferred Shares.”]

Borrowings

[The Fund’s Declaration of Trust authorizes the Fund to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging, or otherwise granting a security interest in the Fund’s assets. See “Risk Factors and Special Considerations.”]

Preferred Shares

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Common Shares (including Preferred Shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of Preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of Preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

TAX MATTERS

[The following information is meant as a general summary for U.S. shareholders. Additionally, the following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Please see the SAI for additional information. The Investment Advisor is not obligated to consider the tax consequences related to its management of the Fund’s investments or other activities. It is possible that the actions taken by the Fund or the Investment Advisor on the Fund’s behalf could be disadvantageous to shareholders that hold shares through a taxable account. However, such actions likely will have no tax effect to shareholders that invest through a tax-advantaged account. Investors should rely on their own tax advisor for advice about the particular U.S., federal, state, and local tax consequences to them of investing in the Fund.

Distributions. The Fund will distribute all or substantially all of its net investment income and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards), if any, to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It generally does not matter how long a shareholder has held the Fund’s Common Shares or whether the shareholder elects to receive distributions in cash or reinvest them in additional Common Shares. For example, if the Fund properly reports a particular distribution as a capital gain dividend, it will be taxable to a shareholder at his or her long-term capital gains rate.

Dividends from the Fund are not expected to be eligible for the reduced rate of tax that may apply to distributions attributable to certain qualifying dividends on corporate stocks. Distributions attributable to non-qualifying dividends, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the shareholder.

Dividends declared by the Fund and payable to shareholders of record in [October, November, or December] and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

Sales and Repurchases. There may be tax consequences to a shareholder if the shareholder sells the Fund’s Common Shares. If, pursuant to an offer by the Fund to repurchase its those Common Shares, a shareholder tenders all Common Shares of the Fund that he or she owns or is considered to own, the shareholder may realize a taxable gain or loss. This gain or loss will be treated as capital gain or loss if the Fund’s Common Shares are held as capital assets and will be long-term or short-term, generally depending on how long the shareholder has held those Common Shares. Any capital loss incurred on the sale of Fund shares held for six months or less will be treated as long-term loss to the extent of capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale or repurchase of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including pursuant to a dividend reinvestment plan. If disallowed, the loss will be reflected as an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders fewer than all of the Common Shares of the Fund that he or she owns or is considered to own, the redemption may not qualify as a sale, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund’s earnings and profits and the shareholder’s basis in the tendered Common Shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund’s purchase of tendered Common Shares, and all or a portion of that deemed distribution may be taxable as a dividend.

Tax Status of the Fund. The Fund intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Net Investment Income Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent their income exceeds certain threshold amounts.

Backup Withholding. The Fund generally is required to withhold U.S. federal income tax on all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the Internal Revenue Service (“IRS”) that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Tax-Advantaged Accounts. If a shareholder invests through a tax - advantaged account such as a qualified retirement plan, the shareholder generally will not have to pay tax on dividends or gains from the disposition of Fund shares, at least until they are distributed from the account. These accounts are subject to complex tax rules and shareholders should consult a tax advisor about investing through a tax-advantaged account.

Buying a Dividend. Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment in the Fund (and thus were included in the price the shareholder paid for his or her Shares). Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects income or gains that are either unrealized or realized but not distributed.

Foreign Shareholders. Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Taxes. Investment income and proceeds received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or an exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

Cost Basis Reporting. The IRS requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the disposition of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.]

MORE INFORMATION ABOUT THE FUND

Legal Matters

[Dechert LLP serves as counsel to the Fund. The firm’s address is 1095 Avenue of the Americas, New York, New York 10036.]

Independent Registered Public Accounting Firm

[] serves as independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings[] address is [].

FUND ADVISORS AND SERVICE PROVIDERS

Investment Advisor

ProShare Advisors

7272 Wisconsin Avenue, 21st Floor,

Bethesda, MD 20814

Sub-Advisor

[ ]

Custodian

[]

Independent Registered Public Accounting Firm

[]

Distributor

[]

Transfer Agent

[]

Legal Counsel

Dechert LLP

1095 Avenue of the Americas,

New York, New York 10036

Institutional Investors and Analysts

Call [ ]

The Fund has not authorized any person to provide you with any information or to make any representations other than those contained in this Prospectus in connection with this offer. You should rely only on the information in this Prospectus or other information to which we have referred you. This Prospectus is not an offer to sell, or the solicitation of any offer to buy, any security other than the Common Shares offered by this Prospectus; nor does it constitute an offer to sell, or a solicitation of any offer to buy, the Common Shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such an offer or solicitation. The delivery of this Prospectus or any sale made pursuant to this Prospectus does not imply that the information contained in this Prospectus is correct as of any time after the date of this Prospectus. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

When contacting the SEC, you will want to refer to the Fund’s SEC file number. The file number is as follows:

1940 Act File No. []

PROSPECTUS

PROSHARES PRIVATE EQUITY ACCESS FUND

INVESTOR CLASS SHARES

SERVICE CLASS SHARES

INSTITUTIONAL CLASS SHARES

[ ], 2025

All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. Shares of the Fund may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION—Preliminary Statement of Additional Information dated September 26, 2025

STATEMENT OF ADDITIONAL INFORMATION

[INSERT DATE]

ProShares Private Equity Access Fund

7272 Wisconsin Ave, Bethesda, MD 20814

(240) 497-6400

Investor Class

Service Class

Institutional Class

This Statement of Additional Information (the “SAI”) contains additional information about the ProShares Private Equity Access Fund (the “Fund”). This SAI is not a prospectus and should be read in conjunction with the Fund’s prospectus dated [ ], as supplemented or revised from time to time (the “Prospectus”). The Fund’s Prospectus and annual or unaudited semi-annual shareholder reports, when available, may be obtained free of charge by contacting the Fund at the address and phone number written above or by visiting our website at [INSERT LINK].

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INTRODUCTION AND GLOSSARY

This SAI is designed to elaborate upon information contained in the Fund’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Fund’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.

Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.

Following are definitions of general terms that may be used throughout this SAI:

1933 Act: Securities Act of 1933, as amended

1934 Act: Securities Exchange Act of 1934, as amended

1940 Act: Investment Company Act of 1940, as amended, including the rules and regulations thereunder, and the terms of applicable no-action relief or exemptive orders granted thereunder

Administrator: [ ]

Advisor: ProShare Advisors LLC

Affiliated Fund: A fund within the ProShares or ProFunds family of funds

Board: The Board of Trustees for the Fund

Business Day: Each day the NYSE opens for regular trading

CFTC: United States Commodity Futures Trading Commission

Code: Internal Revenue Code of 1986, as amended

Common Shares or Shares: Shares of beneficial interest of the Fund

Distributor: [ ]

Distribution Agreement: The Distribution Agreement for the Fund, as described herein

ETF: Exchange-Traded Fund

EU: European Union

FDIC: Federal Deposit Insurance Corporation

FHLMC: Federal Home Loan Mortgage Corporation

FINRA: Financial Industry Regulatory Authority, Inc.

Fiscal Year End of the Fund: February 28 or 29, as applicable

Fitch: Fitch Ratings

FNMA: Federal National Mortgage Association

Fund: ProShares Private Equity Access Fund

GNMA: Government National Mortgage Association

Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Fund

Investment Funds: Private equity and other private asset funds

Investment Management Agreement: The Investment Management Agreement for the Fund, as described herein

IPO: Initial Public Offering

IRA: Individual Retirement Account

IRS: United States Internal Revenue Service

LIBOR: London Interbank Offered Rate

MLPs: Master Limited Partnerships

Moody’s: Moody’s Investors Service, Inc.

NAV: Net Asset Value

NRSRO: Nationally Recognized Statistical Rating Organization

NYSE: New York Stock Exchange

OTC: Over-the-counter

Principal Underwriter: [ ]

Prospectus: the Fund’s Prospectus, as may be amended and/or supplemented from time to time

REIT: Real Estate Investment Trust

REMICs: Real Estate Mortgage Investment Conduits

RIC: A “Regulated Investment Company,” pursuant to the Code

Rule 12b-1: Rule 12b-1 (under the 1940 Act)

Rule 12b-1 Plan: A Distribution and/or Shareholder Service Plan adopted under Rule 12b-1

Rule 144A: Rule 144A under the 1933 Act

S&L: Savings & Loan Association

S&P: S&P Global Ratings

SEC: United States Securities and Exchange Commission

SOFR: Secured Overnight Financing Rate

Sub-Advisor: One or more sub-advisors for the Fund, as described herein

Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for the Fund, as described herein

UK: United Kingdom

ProShares family of funds or the “funds”: All of the registered investment companies managed by ProShare Advisors

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GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and that operates as an “interval fund.”

The Fund was organized as a Delaware statutory trust on September 10, 2025. The Fund may issue an unlimited number of Shares. All Shares of the Fund have equal rights and privileges. Each Share of the Fund is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other Shares (i) in distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund’s investment objective is to provide investors with long-term capital appreciation. In pursuing its investment objective, the Fund invests primarily in an actively managed portfolio of private equity assets (collectively, “private equity investments”). The Fund’s private equity investments are expected to represent a broad spectrum of types of private equity opportunities (e.g., buyout, growth capital, special situations, credit, venture capital, private infrastructure, real estate, real assets and/or other private assets) and vintage years (i.e., the year in which an Investment Fund (as defined below) begins investing). The Fund’s investment exposure to private equity investments through these strategies is implemented principally by making investments in secondary investments and early secondaries investments (“Secondary Investments”) in private equity and other private asset funds (“Investment Funds”) and, to a lesser degree, in primary investments (“Primary Investments”) in Investment Funds. The Fund’s private equity investments may also include direct investments in operating companies (“Direct Investments”). Private equity investments also include private investment funds and other securities that seek to replicate the returns of a theoretical investment in a diversified portfolio of private equity investments. Specifically, the Fund’s index-related investments (the “Index-Related Investments”) seek to replicate the performance of a diversified portfolio of private equity investments by investing in a portfolio of publicly traded assets, which may include equities, options, exchange-traded funds (“ETFs”) and futures.

The principal investment strategies of the Fund, as well as the principal risks related thereto, are more fully described in the Prospectus.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

For purposes of this SAI, the word “invest” refers to the Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to the Fund’s direct and indirect investments in securities and other instruments. For example, the Fund may often invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.

Additional information concerning the Fund, its investment policies and techniques, and the securities and financial instruments in which it may invest is set forth below.

NAME POLICIES

The Fund is subject to a policy adopted pursuant to Rule 35d-1 under the 1940 Act (the so-called “names rule”) and commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in private equity investments through Secondary Investments, Primary Investments, Direct Investments and Index-Related Investments. Exposure to such investments may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For the purposes of this investment policy, “assets” includes the Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of the Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a non-fundamental policy to provide investors with at least 60 days’ notice prior to changes in the Fund’s name policy.

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EQUITY SECURITIES

The Fund may invest in equity securities. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Fund is particularly sensitive to these market risks.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that the Fund may utilize for investment purposes or for liquidity purposes. Other types of money market instruments and debt instruments may become available that are similar to those described below and in which the Fund also may invest consistent with their investment goals and policies. The Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

Money Market Instruments

To seek its investment objective, as a cash reserve, for liquidity purposes the Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements and other short-term liquid instruments secured by U.S. government securities. The Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

U.S. Government Securities

The Fund may invest in U.S. government securities in pursuit of its investment objectives or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance:

U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. In addition, U.S. government securities include Treasury Inflation-Protected Securities (“TIPS”). TIPS are inflation-protected public obligations of the U.S. Treasury. These securities are designed to provide inflation protection to investors. TIPS are income generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index such as the Consumer Price Index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as Fannie Mae, GNMA, the Small Business Administration, the Federal Farm Credit Administration, Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit

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Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities.

From time to time, a high national debt or uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling or periodic legislation to fund the U.S. government could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of the entity may be adversely impacted.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in the Fund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers the Fund’s income when interest rates fall.

Of course, the Fund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term unsecured promissory note issued by businesses such as banks, corporations, finance companies and other issuers generally to finance short-term credit needs. Issuers may use commercial paper to finance accounts receivable or to meet short-term liabilities. Commercial paper generally has a fixed maturity of no more than 270 days and may trade on secondary markets after its issuance.

Financial Services Obligations

Under normal market conditions, the Fund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) — CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits — Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

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Convertible Securities

Convertible securities may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A typical CDO investment is a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures, and swaps. The cash flows generated by the collateral are used to pay interest and principal. CDOs are structured into tranches, and the payments allocated such that each tranche has a predictable cash flow stream and average life. The portfolio underlying the CDO security is subject to investment guidelines. However, the Fund cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Fund.

In addition, a CDO is a derivative, and is subject to credit, liquidity, and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to a fund. The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that a fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. The Fund may invest in mortgage-backed securities. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or FHLMC, but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

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Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. The Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by appreciation in home values, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage- backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Other Fixed Income Securities

The Fund may invest in a wide range of fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated securities.

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Foreign Sovereign, Sub-Sovereign, Quasi Sovereign and Supranational Securities. The Fund may invest in fixed-rate debt securities issued by: non-U.S. governments (foreign sovereign bonds); local governments, entities or agencies of a non-U.S. country (foreign sub-sovereign bonds); corporations with significant government ownership (“Quasi-Sovereigns”); or two or more central governments or institutions (supranational bonds). These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Such an event impacting a security held by the Fund would likely have an adverse impact on the Fund’s returns. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for the Fund to source. This may cause the Fund, at times, to pay a premium to obtain such securities for its own portfolio. For more information related to foreign sovereign, sub-sovereign and supranational securities, see “Foreign Securities” and “Exposure to Securities or Issuers in Specific Foreign Countries or Regions” above.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.

Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.

Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Junk Bonds. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but the higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, the risk was that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial

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markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below the rating it had at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Covered Bonds. The Fund may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

Unrated Debt Securities. The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as that of any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

FOREIGN SECURITIES

The Fund may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together “foreign securities”). Also, the Fund may seek exposure to foreign securities by investing in depositary receipts. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income and/or gains earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities.

Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. The Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers. Additionally, U.S. investors may be prohibited from investing in securities issued by companies in certain foreign countries. This could negatively impact the Fund’s ability to sell securities or other financial instruments as needed. Such action may impair the value or liquidity of securities and negatively impact the Fund.

The Fund’s foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

The Fund may value its financial instruments based upon foreign securities by using the market prices of domestically traded financial instruments with comparable foreign securities market exposure.

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Exposure to Securities or Issuers in Specific Foreign Countries or Regions

The Fund may focus its investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of the Fund may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, the Fund with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, the Fund may have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to the Fund that focuses its investments in more developed countries or regions.

Exposure to Foreign Currencies

The Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, including “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that the Fund invests in such currencies, that Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control. The Fund may be unable or choose not to hedge its foreign currency exposure.

Foreign Currencies and Related Transactions

Costs of Hedging. When the Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s NAV per share. The Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Fund to deliver a foreign currency.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

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FOREIGN CURRENCY OPTIONS

The Fund may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CONTRACTS

The Fund may enter into forward contracts to attempt to gain exposure to an index or asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the other party a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset at an agreed-upon date. Forward contracts that cannot be terminated in the ordinary course of business within seven days at approximately the amount at which the Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. The Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws and proceedings in the event of the counterparty’s bankruptcy or insolvency, which could affect the Fund’s rights as a creditor and ability to enforce the remedies provided in the applicable contract.

FORWARD CURRENCY CONTRACTS

The Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts are generally structured in one of two ways: (1) on a “non-deliverable” basis in cash settlement (i.e., the parties settle at termination in a single currency based on then-current exchange rates) or (2) by actual delivery of the relevant currency or currencies underlying the forward currency contract.

The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate.

For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Fund is not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a RIC under the Code. The Fund generally does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

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With respect to forward currency contracts entered into in connection with purchases or sales of securities, at or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because the Fund invests in cash instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Fund to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if the Fund had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund’s position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the Fund’s forwards and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the Fund may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a counterparty with whom the Fund has an open forward position defaults or becomes bankrupt.

FUTURES CONTRACTS AND RELATED OPTIONS

The Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions. Investments in commodity-linked futures can be susceptible to negative prices due to a supply surplus which may be caused by global events, including restrictions or reductions in global travel. Exposure to such commodity-linked futures may adversely affect the performance of the Fund.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

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All of the Fund’s transactions in futures and options on futures will be entered into through a futures commission merchant (“FCM”) regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. All futures (and options thereon) entered into by the Fund will be cleared by a clearing house that is regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. The Fund’s FCM may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

In addition, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. Exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of the Fund.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies, including ETFs and unit investment trusts (“UITs”), to the extent that such an investment would be consistent with the requirements of the 1940 Act. If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s Advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Because most ETFs are investment companies, absent reliance on Rule 12d1-4 under the 1940 Act, the Fund’s investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict the Fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Fund may invest in certain ETFs in excess of the statutory limit in reliance on Rule 12d1-4. Rule 12d1-4 outlines the requirements of Fund of Funds Agreements and specifies the responsibilities of the Board related to “fund of fund” arrangements.

REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs. Equity REITs invest primarily in real property, while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. U.S. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exempt status under the 1940 Act.

SECURITIES AND INDEX OPTIONS

The Fund may buy and write (sell) options on securities, indexes and other assets for the purpose of realizing its investment objective. Options may settle in cash or settle by a delivery of securities or other assets underlying the options.

Physically Settled Options

By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option the Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.

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Cash-Settled Options

Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Exercise of Options

During the term of an option on securities, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price (or, in certain types of options, make a cash equivalent payment). This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction.

Cleared Options

In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, the Fund is required to agree in writing to be bound by the rules of the OCC. The principal reason for the Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If the Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, the Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Options Position Limits

Securities self-regulatory organizations (e.g., the exchanges and FINRA) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others. These position limits may restrict the number of listed options which the Fund may buy or sell. While the Fund is not directly subject to these rules, as a result of rules applicable to the broker-dealers with whom the Fund transacts in options, it is required to agree in writing to be bound by relevant position limits.

Index Options

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment.

SWAPS

The Fund may enter into swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position including in circumstances in which direct investment is restricted, impossible, or is otherwise impracticable. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

The Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.

As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.

As a trading technique, the Advisor may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. The Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an OTC swap declines, the value of the swap would likely decline. Moreover,

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there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps.

Risks of Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The regulation of derivatives markets in the U.S., the EU, the UK and other jurisdictions is an evolving area of law and continues to be subject to modification by government and judicial action. Legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in increased regulation of derivatives, including clearing, margin, trade execution, reporting, recordkeeping and registration requirements. Derivatives regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner that the Advisor might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the U.K. and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU and the U.K., governmental authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

In addition, the SEC has adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments (e.g., reverse repurchase agreements). The rule, among other things, limits derivatives exposure through one of two value-at-risk tests and requires registered investment companies to adopt and implement a derivatives risk management program. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.

These and future rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. The full impact of these regulations on the Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Fund to different kinds of risks and costs.

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Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

QUALIFIED FINANCIAL CONTRACTS

The Fund’s investments may involve qualified financial contracts (“QFCs”). QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. Under regulations adopted by federal banking regulators pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, certain QFCs with counterparties that are part of U.S. or foreign global systemically important banking organizations are required to include contractual restrictions on close-out and cross-default rights. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

BORROWING

The Fund may borrow money for cash management purposes, to fund repurchases of Shares, or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Consistent with the requirements of the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Subject to compliance with the conditions of Rule 18f-4 under the 1940 Act, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of computing asset coverage.

Under Rule 18f-4, the Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions

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or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

CASH RESERVES

In seeking to achieve its investment objective, as a cash reserve, for liquidity purposes, to fund repurchase requests, or as cover for positions it has taken, the Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, or for liquidity purposes. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund will be monitored by the Advisors. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. The investments of the Fund in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by the Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so.

As discussed above, the SEC has finalized new rules with the effect of requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for the Fund to execute certain investment strategies.

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In addition, as discussed above, the SEC has adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments (e.g., reverse repurchase agreements). Pursuant to the rule, whenever the Fund enters into a reverse repurchase agreement, it will either: (i) be consistent with Section 18 of the Act and maintain asset coverage of at least 300% of the value of the repurchase agreement; or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk-based limit on leverage risk.

STRUCTURED NOTES

Structured notes are securities that are collateralized by one or more CDS on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties, and thus, are not registered under the securities laws. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on CDS (e.g., credit-linked securities), the Fund is also subject to the credit risk of the reference entities underlying the CDS. If one of the underlying reference entities defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference entity and the effect of changes in the reference entity on principal and/or interest payments.

The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

The collateral for a structured note may be one or more CDS, which are subject to additional risks.

See “Swaps” for a description of additional risks associated with CDS.

SHORT SALES

The Fund may engage in short sale transactions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

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The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities or other short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for the Fund to execute certain investment strategies and the Fund may be unable to execute its investment strategies as a result. The SEC has also adopted new rules that require investment managers to file monthly confidential reports with the SEC regarding equity short sales and related activity.

Under the new rules, the SEC will publicly disclose aggregated short position information on a monthly basis. In addition, other non-U.S. jurisdictions (such as the EU and the UK) where the Fund may trade have reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Investment Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where the Investment Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy.

SECURITIES LENDING

The Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each loan will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When the Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. The Fund may incur fees and expenses in connection with the reinvestment of cash collateral. For loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities on loan pass to the borrower, such loans may be recalled so that the securities may be voted by the Fund if a material event affecting the Fund’s investment in the securities on loan is to occur. Loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. The Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan.

The SEC has adopted reporting requirements for securities loans which include the public dissemination of certain information about such loans. These reporting requirements may negatively impact the Fund’s ability to execute certain of its investment strategies.

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WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may (subject in some cases to certain regulatory requirements) purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a number of days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed- delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

CYBERSECURITY

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cybersecurity failures or breaches of the Advisor or the Fund’s third-party service provider (including, but not limited to, index providers, the custodian and any sub-custodian, the distributor, the administrator and transfer agent), counterparty or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified and new risks may emerge in the future. The use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by the Advisor or the Fund’s service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Advisor, the Fund or its service providers susceptible to operational disruptions, any of which could adversely impact their operations. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by issuers in which the Fund invests.

MANAGEMENT

There may be circumstances outside the control of the Advisor, the Fund, the Administrator (as defined below), the transfer agent, the Custodian (as defined below), any sub-custodian, the Distributor (as defined below), and/or the Fund that make it, for all practical purposes, impossible to re-position the Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent the Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.

NON-DIVERSIFIED STATUS

The Fund is “non-diversified”. The Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. The Fund’s ability to pursue its investment strategy may be limited by that Fund’s intention to qualify as a RIC

21

and its strategy may bear adversely on its ability to so qualify. For more details, see “Taxation” below. With respect to a “non-diversified” Fund, a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. The Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

MARKET DISRUPTION AND GEOPOLITICAL RISK

War, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, bank failures, market manipulations, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. These sanctions, any additional sanctions or intergovernmental actions, or even the threat of further sanctions, may result in a decline of the value and liquidity of securities in affected countries, a weakening of the affected countries’ currencies or other adverse consequences to their respective economies. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are within the scope of the sanctions.

PARTICIPATION ON CREDITORS’ COMMITTEES

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may incur additional expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, which may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees may also expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

TEMPORARY DEFENSIVE STRATEGIES

When the Advisor or the Sub-Advisor to the Fund anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt instruments that are high quality or higher quality than normal, more liquid securities, or others. While the Fund invests defensively, it may not achieve its investment objective. The Fund’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Unless otherwise indicated or as required by applicable law or regulation, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset, except in the case of borrowing. Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

There is no limitation on the percentage of the Fund’s total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale and to the extent the Fund invests in such instruments, the Fund’s portfolio should be considered illiquid. The extent to which the Fund invests in such instruments may affect its ability to realize the NAV of the Fund in the event of the voluntary or involuntary liquidation of its assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 66-2/3%% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

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As a matter of fundamental policy, the Fund:

(1) may not invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry (for purposes of this restriction, the Fund’s investments in Investment Funds (as hereinafter defined) are not deemed to be investments in a single industry);

(2) may not borrow money, except to the extent permitted by the 1940 Act;

(3) may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets);

(4) may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the acquisition or disposition of its portfolio securities;

(5) may lend its portfolio securities in an amount not in excess of 331/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

(6) may not purchase or sell commodities or commodity contracts, except to the extent permitted by the 1940 Act; or

(7) may purchase and sell real estate and real estate related assets, including real estate investment trusts, except to the extent permitted by the 1940 Act or the rules and regulations thereunder.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of private equity and other private asset funds (“Investment Funds”) or to the operating companies in which assets of the Fund are invested. To the extent that the Fund is aware of the investments held by the Investment Funds, the Fund will consider such information when determining compliance with investment restriction (1) above.

REPURCHASE OFFER FUNDAMENTAL POLICY

The Board has adopted a repurchase offer fundamental policy resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the Fund’s outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. The Fund is required to offer to repurchase between 5% and 25% of its outstanding Common Shares with each repurchase offer and, under normal market conditions, the Board expects to authorize not less than a [5]% offer (“Repurchase Offer”). The Fund may not offer to repurchase more than 25% of its outstanding Common Shares during any calendar quarter.

The time and dates by which Repurchase Offers must be received in good order (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the [ ]th business day of [ ]. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day) (“Repurchase Offer Amount”). Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date. Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline and that the repurchase price will be the Fund’s NAV determined after close of business on the Repurchase Request Deadline. Payment for Common

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Shares tendered will normally be made on the first business day following the repurchase pricing date and, in every case, at least five business days before sending notification of the next quarterly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

Liquidity Requirements

From the time that the Fund sends a notification to shareholders until the Repurchase Payment Deadline (as defined in the Fund’s repurchase offer documents), the Fund will maintain a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (as defined in the Fund’s repurchase offer documents) in assets: (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the asset within the time period between the Repurchase Request Deadline and the next Repurchase Payment Deadline (as defined in the Fund’s repurchase offer documents); or (b) that mature by the next Repurchase Payment Deadline. In the event that the Fund’s assets fail to comply with this requirement, the Board will cause the Fund to take such action as the Board deems appropriate to ensure compliance.

QUARTERLY DISCLOSURE OF THE FUND’S PORTFOLIO SECURITIES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at https://www.sec.gov/. The Fund’s complete schedule of portfolio holdings is available at [ ] and without charge upon request from the Fund by calling shareholder services toll-free at [1-800-992-0180].

MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES AND ITS LEADERSHIP STRUCTURE

The Board has general oversight responsibility with respect to the operation of the Fund. The Board has engaged ProShare Advisors to manage the Fund and is responsible for overseeing ProShare Advisors and other service providers to the Fund in accordance with the provisions of the federal securities laws.

The Board is currently composed of [ ] Trustees, including [ ] Independent Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board periodically meets in executive session (with and without employees of ProShare Advisors), and holds special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed [ ] to serve as Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Trustees between meetings. The Chairman performs such other functions as requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board’s oversight of the Fund extends to the Fund’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. ProShare Advisors and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities or derivatives. Given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.

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The Board has appointed a Chief Compliance Officer (“CCO”) for the Fund (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of ProShare Advisors report to the Board in the event that any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Fund’s independent public accounting firm to review reports on, among other things, the Fund’s controls over financial reporting. The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years and the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProShares Private Equity Access Fund, 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814.

Name and Birth Year	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Interested Trustee and Chairman of the Board
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

*

The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProShare Advisors and any registered investment companies that have an investment advisor that is an affiliated person of ProShare Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.

The Board of Trustees

Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Fund. In addition to their years of service as Trustees to [ ] , each individual brings experience and qualifications from other areas.

Committees

The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of [ ] . Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Fund’s financial operations.

Trustee Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Fund, as of [ ] .

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Trustees Beneficial Ownership of Shares

The following table sets forth information regarding each Trustee’s beneficial ownership of Shares of the Fund and the aggregate holdings of shares of equity securities of all the funds in the ProShares family of funds for the calendar year ended [ ] .

Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
[ ]	[	]	[	]
[ ]	[	]	[	]
[ ]	[	]	[	]
Interested Trustee
[ ]	[	]	[	]

Independent Trustee Ownership of Securities of the Advisor, Principal Underwriter, and their Affiliates

The following table sets forth information regarding each Independent Trustee’s (and his/her immediate family members) share ownership, beneficially or of record, in securities of the Advisor or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by, or under common control with the Advisor or Principal Underwriter of the Fund (not including registered investment companies) as of [ ] .

COMPENSATION OF TRUSTEES

Each Independent Trustee is paid a $[] annual retainer for service as a Trustee on the Board and for service as a trustee on the board of other funds in the Fund Complex. Trustees who are also Officers or affiliated persons receive no remuneration from the Fund for their services as Trustees. The Fund does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board. The following table shows aggregate compensation paid to the Trustees for their service on the Board for the fiscal year ended [ ] The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Advisor or its affiliate for which the Trustees serve in common as Trustees.

Name	Aggregate Compensation From the Fund			Pension or Retirement Benefits Accrued as Part of Fund Expenses			Estimated Annual Benefits Upon Retirement			Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
[ ]	$	[	]	$	[	]	$	[	]	$	[	]
[ ]	$	[	]	$	[	]	$	[	]	$	[	]
[ ]	$	[	]	$	[	]	$	[	]	$	[	]
Interested Trustee
[ ]	$	[	]	$	[	]	$	[	]	$	[	]

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OFFICERS

The Fund’s executive officers (the “Officers”), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and Officer is: c/o ProShares Private Equity Access Fund, 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814.

Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
[]	President	Indefinite; [] to present	[]

[].	Treasurer	Indefinite; [] to present	[]

[]	Chief Compliance Officer and AML Officer	Indefinite; [] to present	[]

[]	Chief Legal Officer and Secretary	Indefinite; [] to present	[]

The Officers, under the supervision of the Board, manage the day-to-day operations of the Fund. One Trustee and all of the Officers of the Fund are directors, officers or employees of ProShare Advisors or ACA Group. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment advisor that is an affiliated person of ProShare Advisors.

COMPENSATION OF OFFICERS

The Officers, other than the CCO, receive no compensation directly from the Fund for performing the duties of their offices.

CODE OF ETHICS

The Fund, the Advisor and the Distributor each have adopted a consolidated code of ethics (the “COE”), under Rule 17j-1 of the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Fund, ProShare Advisors and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by the Fund; however, such transactions are reported on a regular basis by ProShare Advisors’ personnel that are Access Persons (as defined under the 1940 Act and the Investment Advisers Act of 1940). Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by ProShare Advisors. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Fund, pursuant to which the Board has delegated responsibility for voting such proxies to ProShare Advisors subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareholder interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines. To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

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Information on how proxies were voted for portfolio securities for the 12-month (or shorter) period ended [June 30] is available without charge, upon request, by calling the Advisor at [888-776-3637] or on the Fund’s website at proshares.com, or on the SEC’s website at http://www.sec.gov. See Appendix C for a copy of the proxy voting policy and procedures.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.

Trustee and Officer Holdings

As of [ ], the Trustees and officers of the Fund as a group owned less than 1% of any class of the Fund’s outstanding Common Shares.

Principal Shareholders

As of [ ], to the best knowledge of management, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of the Fund or 5% or more of the outstanding shares of the Fund addressed herein, except as set forth in the table below. The Fund has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.

Shares Beneficially Owned
Name(1)	Number of Shares		Percentage
[ ]	[	]	[	]%
Interested Trustee:
[ ]	[	]	[	]*%
Independent Trustees:
[ ]	[	]	[	]*%
Officers:
[ ]	[	]	[	]*%
All trustees and officers as a group ([ ] persons)	[	]	[	]*%

*	Less than one percent.

(1)	The address of each beneficial owner, unless otherwise noted, is c/o ProShares Private Equity Access Fund, 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814.

INVESTMENT ADVISOR

ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment advisor to the Fund and provides investment advice and management services to the Fund. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and Radcliff PS I LLC.

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Investment Advisory Agreement

ProShare Advisors serves as investment advisor to the Fund pursuant to the investment advisory agreement dated [ ] (the “Advisory Agreement”). ProShare Advisors manages the investment and the reinvestment of the Fund’s assets in accordance with the Fund’s investment objective(s), policies, and limitations, subject to the general supervision and control of the Board and the Fund’s Officers. ProShare Advisors bears all costs associated with providing these advisory services. The Advisory Agreement may be terminated with respect to the Fund at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor in each case upon sixty days’ prior written notice.

[MANAGEMENT SERVICES AGREEMENT

Pursuant to a separate Management Services Agreement, ProShare Advisors performs certain administrative services on behalf of the Fund. Such services include negotiating, coordinating and implementing the Fund’s contractual obligations with the Fund’s service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board with respect to such service providers as requested or as deemed necessary. The Management Agreement may be terminated at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined 58 in the 1940 Act) of that Fund, or by the Advisor, in each case upon sixty days’ prior written notice. For these services, the Fund pays to ProShare Advisors a fee at the annual rate of []% of average daily net assets for the Fund.

Investment Management Services

[Among other things, the Advisor: (i) provides general investment advice and guidance with respect to the Fund and provides advice and guidance to the Fund’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding the Sub-Advisor and its investment performance; (iii) oversees management of the Fund’s investments and portfolio composition including supervising the Sub-Advisor with respect to the services the Sub-Advisor provides; (iv) makes available its officers and employees to the Board and officers of the Fund; (v) designates and compensates from its own resources such personnel as the Advisor may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of the Sub-Advisor with respect to the investment objectives and policies of the Fund and performs periodic detailed analysis and review of the Sub- Advisor’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Advisor responsible for performing the Sub-Advisor’s obligations or any changes in the ownership or senior management of the Sub-Advisor; (viii) performs periodic in- person or telephonic diligence meetings with the Sub-Advisor; (ix) assists the Board and management of the Fund in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement(s); (x) monitors the Sub-Advisor for compliance with the investment objective(s), policies and restrictions of the Fund, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with the Sub-Advisor; (xii) identifies potential successors to or replacements of the Sub-Advisor or potential additional sub-advisor(s), performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund in the event that at any time no sub-advisor is engaged to manage the assets of the Fund.

In addition, the Advisor assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Advisor also reviews the Fund for compliance with applicable legal requirements and monitors the Sub-Advisor for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund.]

Limitation of Liability

The Advisor is not subject to liability to the Fund for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.

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Continuation and Termination of the Investment Management Agreement

After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to the Fund so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a “majority” of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees who are not parties to the agreement by a vote cast either in person at a meeting called for the purpose of voting on such approval, or in reliance on exemptive relief from the SEC that has permitted such approval at virtual meetings held by video or telephone conference since the commencement of the COVID-19 pandemic.

The Investment Management Agreement may be terminated as to the Fund at any time without penalty by: (i) the vote of the Board; (ii) the vote of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); or (iii) the Advisor, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Advisor. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).

Management Fees

The Advisor pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Fund who are employees of the Advisor or its affiliates, except the CCO. The Advisor pays the fees of the Sub-Advisor.

[The Advisor receives an annual fee, payable monthly, in an amount equal to [ ]% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued liabilities (“Managed Assets”). This definition includes assets acquired through the Fund’s use of leverage.]

EXPENSES

The Fund bears all expenses of its operations other than those assumed by ProShare Advisors or the Administrator. Fund expenses include but are not limited to: [the advisory fee; management services fee; administrative fees, principal financial officer/treasurer services fees; compliance service fees, anti-money laundering administration fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; listing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.]

SUB-ADVISOR

[ The Advisor has engaged the services of the Sub-Advisor to provide sub-advisory services to the Fund and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to the Sub-Advisor. The Advisor monitors and evaluates the performance of the Sub-Advisor.

The Sub-Advisor provides, subject to the supervision of the Board and the Advisor, a continuous investment program for the Fund and determines the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations. ]

Limitation of Liability

The Sub-Advisor is not subject to liability to the Fund for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Continuation and Termination of the Sub-Advisory Agreement

After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.

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The Sub-Advisory Agreement may be terminated as to the Fund without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the Fund; (iii) the Advisor; or (iv) the Sub-Advisor upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.

Sub-Advisory Fees

The Sub-Advisor receives compensation from the Advisor at the annual rate of a specified percentage of the Fund’s average daily Managed Assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Advisor pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGER COMPENSATION

[ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.]

Portfolio Manager Ownership

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Fund managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of [ ]

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProShares Family
[ ]	[	]	[	]
[ ]	[	]	[	]

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of [ ].

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Name of Portfolio Manager	Number of All Registered Investment Companies Managed/ Total Assets		Number of All Other Pooled Investment Vehicles Managed/ Total Assets		Number of All Other Accounts Managed/ Total Assets
[ ]	[	]	[	]	[	]
[ ]	[	]	[	]	[	]

OTHER SERVICE PROVIDERS

ADMINISTRATOR AND FUND ACCOUNTING AGENT

[Administrator,][address], acts as Administrator to the Fund pursuant to an administration agreement dated [ ], as amended from time to time. The Administrator provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all financial reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by the Fund under federal and state securities laws.

The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund; the Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Fund under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

[Legal Admin], located at [ ], provides legal administration services to the Fund (altogether, the “Legal Administrative Services”) pursuant to a separate agreement. The Fund pays [] a monthly fee for its services as Legal Administrator.

CUSTODIAN AND TRANSFER AGENT

[ ] also acts as Custodian and Transfer Agent to the Fund. [ ] is located at [].

The Custodian is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities, collecting the Fund’s interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The Custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such sub-custodian banks and clearing agencies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. [ ] address is [ ].

LEGAL COUNSEL

Dechert LLP serves as counsel to the Fund. The firm’s address is 1095 6th Ave, New York, NY 10036.

[PRINCIPAL FINANCIAL OFFICER/TREASURER SERVICES

The Fund has entered into an agreement with [ ], pursuant to which [ ] provides the Fund with the services of an individual to serve as the Fund’s Principal Financial Officer and Treasurer. Neither [ ] nor the Treasurer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Fund. The Trust pays [ ] an annual flat fee of $[ ] per year and an additional annual flat fee of $[ ] per Fund, and will reimburse [ ] for certain out-of-pocket expenses incurred by [ ] in providing services to the Trust. [ ]is located at [ ].]

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DISTRIBUTOR

[ ] serves as the distributor and principal underwriter in all fifty states and the District of Columbia. [ ] is located at [ ]. The Distributor has no role in determining the investment policies of the Fund, or which securities are to be purchased or sold by the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund anticipates investing substantially all of its assets in the Fund in private transactions that will not involve brokerage commissions or markups. Primary investments in Investment Funds, in which interests may be purchased directly from the Investment Fund, may be, but are generally not, subject to transaction expenses. Secondary investments in Investment Funds generally will be subject to brokerage commissions and other transaction expenses; however, and the Fund anticipates that other portfolio transactions may be subject to such expenses as well. It is the policy of the Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

The Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Advisor seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Generally, the Advisor does not expect that secondary interests in the same Investment Fund or portfolio of Investment Funds will be available from multiple broker-dealers during the same time period.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Advisor may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board, and Section 28(e) of the 1934 Act, the Advisor is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to its discretionary clients, including the Fund. In addition, the Advisor is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Advisor or the Distributor) and to take into account the sale of Shares of the Fund if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. Given the focus on private equity investing, the Fund is not expected to pay significant brokerage commissions.

Allocation of Trades and Conflicts of Interest

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisor or Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the other funds and such other clients in a manner deemed fair and equitable, over time, by the Advisor or Sub-Advisor and consistent with the Advisor’s or Sub-Advisor’s written policies and procedures. The Advisor and Sub-Advisor may use different methods of trade allocation. The Advisor’s and Sub-Advisor’s relevant policies and procedures and the results of aggregated trades in which the Fund participated are subject to periodic review by the Board. To the extent the Fund seeks to acquire (or dispose of) the same security at the same time as other funds, the Fund may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, the Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.

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Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

The Fund is newly formed and therefore has not paid any commissions to any brokers or dealers.

Securities of Regular Broker-Dealers

During the most recent fiscal year, the Fund acquired no securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

TAXATION

OVERVIEW

Set forth below is a general discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

The Fund has elected, or intends to elect, and intends to qualify and to be eligible each year to be treated as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things: derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this subparagraph (a), “Qualifying Income”); diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (or by the end of the 30-day period following the close of such quarter), (i) at least 50% of the fair market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause

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(i) of subparagraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above. There is a remote possibility that the IRS could issue guidance contrary to such treatment with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), which could affect the Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.

For purposes of the diversification test described in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If, in any taxable year, the Fund were to fail to meet the 90% gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC accorded special tax treatment under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), may be taxable to shareholders as dividend income. In such a case, distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

The Fund expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their Shares of such undistributed amount, and (ii) will be entitled to credit their proportionate Shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the payment of the excise tax amount is deemed to be de minimis).

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Any such capital loss carryforwards will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., net capital losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain).

TAXATION OF FUND DISTRIBUTIONS

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain—the excess of net long-term capital gain over net short-term capital losses, in each case determined with reference to any loss carryforwards—that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and Capital Gain Dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund Shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional Shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for the Fund shares). Investors should be careful to consider the tax implications of buying Shares of the Fund just prior to a distribution. The price of Shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

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A dividend or Capital Gain Dividend with respect to Shares of the Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of Shares of the Fund as an investment through such plans and the precise effect of an investment on their particular situation.

If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders to the extent of the shareholder’s cost basis in the Fund. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold. Distributions in excess of a shareholder’s cost basis will be treated as gain from the sale or exchange of property, the tax consequences of which are described under Disposition of Shares.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.

QUALIFIED DIVIDEND INCOME

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares.

QUALIFIED REIT DIVIDENDS

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends.

Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

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Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. Furthermore, distributions of income or gain attributable to swaps on MLP securities will not constitute qualified publicly traded partnership income and will not be eligible for such deduction.

Dividends-Received Deduction

In general, dividends of net investment income received by corporate shareholders of the Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Repurchase Agreements`

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

DISPOSITION OF SHARES

Upon a sale, exchange or other disposition of Shares of the Fund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the Shares. A gain or loss will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the Shares. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such Shares.

MARKET DISCOUNT

If the Fund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

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ORIGINAL ISSUE DISCOUNT

Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in the Fund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.

Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAPS

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary in character (see “Foreign Currency Transactions” below). Also, Section 1256 contracts held by the Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.

The tax treatment of a payment made or received on a swap to which the Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, forward contracts, swaps and certain positions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.

Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund is not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

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More generally, investments by the Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund and defer or possibly prevent the recognition or use of certain losses by the Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by the Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

CONSTRUCTIVE SALES

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

FOREIGN INVESTMENTS AND TAXES

Investment income and gains received by the Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

FOREIGN CURRENCY TRANSACTIONS

Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. In certain circumstances, the Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of Section 1256 contracts is treated as capital gain or loss, although the Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available (and required) to be distributed

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to its shareholders as ordinary income. If the Fund’s Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in its Subsidiary, the Parent Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Parent Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” and any “global intangible low-taxed income” (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Parent Fund invests in its Subsidiary and recognizes subpart F income or GILTI in excess of actual cash distributions from such the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

A Parent Fund’s recognition of any subpart F income or GILTI from an investment in its Subsidiary will increase the Fund’s tax basis in the subsidiary. Distributions by a Subsidiary to a Parent Fund, including in redemption of its Subsidiary’s shares, will be tax free, to the extent of its Subsidiary’s previously undistributed subpart F income or GILTI, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its Subsidiary will not be currently recognized. A Parent Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Parent Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. The Parent Fund will not receive any credit in respect of any non-U.S. tax borne by a Subsidiary.

Under Treasury regulations, subpart F inclusions included in a Parent Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Parent Fund’s business of investing in stock, securities or currencies.

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MASTER LIMITED PARTNERSHIPS

The Fund’s ability to invest in MLPs that are treated as qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in QPTPs including MLPs. The Fund’s investments in MLPs potentially will result in distributions from that Fund (i) constituting returns of capital not included in a shareholder’s income but reducing the shareholder’s tax basis in his or her shares; (ii) attributable to gain recognized that is recharacterized as ordinary income and, therefore, not offset by capital losses; or (iii) taxable to such shareholder even though they represent appreciation realized by that Fund prior to the shareholder’s investment therein. That Fund’s investments in MLPs will also potentially cause it to recognize taxable income on its investments in excess of the cash generated thereby, and therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements for treatment as a RIC and to eliminate a Fund-level tax.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

INVESTMENTS IN EXCHANGE-TRADED FUNDS

The Fund may invest in ETFs, including ETFs registered under the 1940 Act (“Underlying ETFs”). Some such Underlying ETFs will be treated as regulated investment companies for federal income tax purposes (each such Underlying ETF, an “Underlying RIC”). In such cases, the Fund’s income and gains will normally consist, in whole or part, of dividends and other distributions from the Underlying RICs and gains and losses on the disposition of shares of the Underlying RICs. The amount of income and capital gains realized by the Fund and in turn the Fund’s shareholders in respect of the Fund’s investments in Underlying RICs may be greater than such amounts would have been had the Fund invested directly in the investments held by the Underlying RICs, rather than in the shares of the Underlying RICs.

Similarly, the character of such income and gains (e.g., long-term capital gain, eligibility for the dividends- received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the investments held by the Underlying RICs.

To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, the Fund that invests in the Underlying RIC will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses when it disposes of shares in the Underlying RIC in a transaction qualifying for sale or exchange treatment. Moreover, when the Fund makes such a disposition, any loss it recognizes will be a capital loss. The Fund will not be able to offset any capital losses from its dispositions of shares of the Underlying RIC against its ordinary income (including distributions deriving from net short-term capital gains realized by the Underlying RIC). In addition, a portion of such capital loss may be long-term, which will first offset the Fund’s capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.

In the event that the Fund invests in an Underlying RIC that is not publicly offered within the meaning of the Code, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC.

The Fund may invest in one or more ETFs that invest in commodities or options, futures, or forwards with respect to commodities, and are treated as QPTPs for federal income tax purposes. As noted above, the Fund is limited to investing no more than 25% of the value of its total assets in the securities of one or more QPTPs. Although income from QPTPs is generally qualifying income, if an ETF intending to qualify as a QPTP fails to so qualify and is treated as a partnership for U.S. federal income tax purposes, a portion of its income may not be qualifying income. It is also possible that an ETF intending to qualify as a QPTP will be treated as a corporation for federal income tax purposes. In such a case, it will be potentially liable for an entity-level corporate income tax, which will adversely affect the return thereon.

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There can be no guarantee that any ETF will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of ETFs as QPTPs. The Fund’s ability to pursue an investment strategy that involves investments in QPTPs may be limited by that Fund’s intention to qualify as a RIC, and may bear adversely on that Fund’s ability to so qualify.

The Fund may invest in ETFs that are organized as trusts and that invest in crypto assets. An exchange-traded trust is a pooled trust that may invest, among other commodities, in crypto assets, and issues shares that are traded on a securities exchange. When the pool of underlying assets is fixed, exchange traded trusts are treated as transparent for U.S. federal income tax purposes, and thus, the Fund will be treated as holding its share of an exchange traded trust’s assets for purpose of determining whether the Fund meets the 90% gross income test described above. As with other investments in crypto assets, investments in exchange traded trusts may generate non-qualifying income for purposes of this test. As a result, the Fund’s investments in exchange traded trusts can be limited by the Fund’s intention to qualify as a RIC, and can bear adversely on the Fund’s ability to so qualify.

PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC, as well as gain from the sale of PFIC shares, are treated as “excess distributions.” Excess distributions are taxable as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. If the Fund receives an excess distribution with respect to PFIC stock, the Fund will itself be subject to tax on the portion of an excess distribution that is allocated to prior taxable years without the ability to reduce such tax by making distributions to Fund shareholders, and an interest factor will be added to the tax as if the tax had been payable in such prior taxable years.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the ordinary income and net capital gains of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated and reported as though they were realized as ordinary income on the last day of the taxable year. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these two elections may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

MORTGAGE POOLING VEHICLES

The Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”).

Under a Notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This Notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below).

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions without reference to any exemption therefrom otherwise available under the Code.

UNRELATED BUSINESS TAXABLE INCOME

Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

BACKUP WITHHOLDING

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

Distributions by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

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In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In order to qualify for the withholding exemptions for Capital Gain Dividends interest-related and short-term capital gain dividends, a foreign shareholder is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If a beneficial owner of Fund Shares who or which is a foreign shareholder has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.

In general, a beneficial owner of Fund Shares who or which is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of Shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of Shares of the Fund (as described below).

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

45

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. Interests in domestically controlled QIEs, including RICs that are QIEs, not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its Shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.

Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in the Fund.

CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays to such shareholder. The IRS and the U.S. Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

TAX EQUALIZATION

The Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided the Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion

46

of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that the Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to the Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of the Fund’s Shares.

The total return on a shareholder’s investment will generally not be reduced as a result of the Fund’s use of this practice.

PERSONAL HOLDING COMPANY STATUS

The Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund’s Shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If the Fund becomes a personal holding company, it may be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund’s taxable year. In addition, the Fund’s status as a personal holding company may limit the ability of the Fund to distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and will prevent the Fund from using tax equalization, which may result in the Fund paying a fund-level income tax. The Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that the Fund will be successful in doing so each year. There can be no assurance that the Fund is not nor will not become a personal holding company.

TAX SHELTER DISCLOSURE

Under U.S. Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAX INFORMATION

The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in the Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks and other financial institutions, and investors making in-kind contributions to the Fund. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in the Fund.

FINANCIAL STATEMENTS

Because the Fund is newly organized and its shares have not previously been offered, the Fund does not have any financial history as of the date of its last fiscal period. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

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APPENDIX A – PROXY VOTING POLICY

TITLE:	Proxy Voting Policies and Procedures
FOR:	ProShare Advisors LLC and ProFund Advisors LLC
DATED:	March 1, 2008
AS REVISED:	May 1, 2015

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests

It is the policy of ProFund Advisors LLC and ProShare Advisors LLC (collectively, the “Advisor”) to seek to maximize shareholder value and protect shareholder interests when voting proxies on behalf of clients. The Advisor seeks to achieve this goal by utilizing a set of proxy voting guidelines (the “Guidelines”) maintained and implemented by an independent service provider, Institutional Shareholder Services (“ISS”). The Advisor believes that these Policies and Procedures, including the Guidelines, are reasonably designed to ensure that proxy matters are conducted in the best interests of clients and in accordance with the Advisor’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, and, in the case of its registered fund clients, applicable rules under the Investment Company Act of 1940.

Proxy Voting Guidelines

Proxies generally will be voted in accordance with the ISS Guidelines, an extensive list of common proxy voting issues and recommended voting actions for such issues based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Common issues in the Guidelines, and factors taken into consideration in voting proxies with respect to these issues, include, but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spinoffs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of the Guidelines is maintained by the Advisor and the Advisor has established a committee that monitors the effectiveness of the Guidelines (the “Brokerage Allocation and Proxy Voting Committee” or the “Committee”).

The Advisor reserves the right to modify any of the recommendations set forth in the Guidelines with respect to any particular issue in the future, in accordance with the Advisor intent to vote proxies for clients in a manner that the Advisor determines is in the best interests of clients and which seeks to maximize the value of the client’s investments. The Advisor is not required to vote every proxy in fulfilling its proxy voting obligations. In some cases, the Advisor may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. For example, the Advisor may determine that the cost of voting certain proxies exceeds the expected benefit to the client (such as where casting a vote on a foreign security would require hiring a translator), and may abstain from voting in such cases.

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In cases where the Advisor does not receive a solicitation or enough information with respect to a proxy vote within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote. With respect to non- U.S. companies, it is typically difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisor does not vote proxies of non-U.S. companies if it determines that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.

Overview of the Proxy Voting Process

In relying on ISS to vote client proxies, the Advisor will take reasonable steps and obtain adequate information to verify that ISS has the capacity to provide adequate proxy advice, is independent of the Advisor, has an adequate conflict of interest policy, and does not have the incentive to vote proxies in anyone’s interest other than that of the Advisor’s client. In addition, the Committee will monitor for conflicts concerning ISS.

As proxy agent, ISS devotes research for proxies based on the level of complexity of the proxy materials to be voted. ISS assigns complex issues such as mergers or restructuring to senior analysts. Recurring issues for which case-by-case analysis is unnecessary are handled by more junior analysts. In every case, an analyst reviews publicly available information such as SEC filings and recent news reports and, if necessary, may contact issuers directly. Such discussions with issuers may be handled by telephone or in a face-to-face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.

As part of ISS’s quality assurance process, every analysis is reviewed by a director of research or a chief policy advisor. Complex issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a member of management will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.

Generally, proxies are voted in accordance with the voting recommendations as stated in the Guidelines. ISS will consult the Advisor on non-routine issues. Information about the Guidelines is available on the ISS web site at: http://www.issgovernance.com/file/policy/2015-us-summary-voting-guidelines-updated.pdf.

Oversight of the Proxy Voting Process

The Advisor has established the Brokerage Allocation and Proxy Voting Committee, in part, to oversee the proxy voting process. ISS provides the Advisor quarterly reports, which the Advisor reviews to ensure that client proxies are being voted properly. The Advisor and ISS also perform spot checks on an intra-quarterly basis. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments, in turn, is provided to the Committee.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. It shall be the duty of the Committee to monitor for and to identify potential conflicts of interest. The Committee will also determine which conflicts are material (if any). To ensure that proxy voting decisions are based on the best interests of the client in the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with the Guidelines. If a registered investment company managed by the Advisor owns shares of another investment company managed by the Advisor, “echo voting” is employed to avoid certain potential conflicts of interest. Echo voting means that the Advisor votes the shares of each such underlying investment company in the same proportion as the vote of all of the other holders of the underlying investment company’s shares.

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The Committee will disclose to clients any voting issues that created a conflict of interest and the manner in which ISS, on behalf of the Advisor, voted such proxies.

Securities Lending Program

The Advisor acknowledges that, when a registered fund client (a “Fund”) lends its portfolio securities, the Fund’s Trustees (who generally have delegated proxy voting responsibility to the Advisor) retain a fiduciary obligation to vote proxies relating to such securities and to recall the securities in the event of a shareholder vote on a material event affecting the security on the loan. Under the Fund’s securities lending agreements, the Fund generally retains the right to recall a loaned security and to exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the Advisor must recall the securities prior to the established record date. It is the Advisor’s general policy to use its best efforts to recall securities on loan and to vote proxies relating to such securities if the Advisor determines that such proxies involve a material event affecting the loaned securities. The Advisor may utilize third party service providers to assist it in identifying and evaluating whether an event is material.

As noted, in certain cases, the Advisor may determine that voting proxies is not in the best interest of a client and may refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. If the Advisor determines that the expected value of casting a vote will be less than the securities lending income, either because the votes would not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor’s recalling the loaned securities in order to ensure they are voted (e.g., for an annual shareholder meeting at which purely routine votes are at issue, or if the relevant Fund owns a de minimus percentage of the outstanding shares at issue). The Advisor intends to recall securities on loan if it determines that voting the securities is likely to affect materially the value of the Fund’s investment and that it is in the Fund’s best interests to do so.

Availability of Information; Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years the following records relating to proxy voting on behalf of clients:

(1) proxy voting policies and procedures;

(2) proxy statements received for clients (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

(3) any documents prepared by the Advisor that were material to making a proxy voting decision or that memorialized the basis for the decision;

(4) records of votes cast on behalf of clients (which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request); and

(5) records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request.

For the first two years, the Advisor will store such records at its principal office. Voting records will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record is available on the website of the Securities and Exchange Commission at www.sec.gov.

Disclosure

The Advisor will inform its clients as to how to obtain information regarding the Advisor’s voting of the clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients as to how they can obtain a copy of the complete Guidelines upon request. The Advisor will include such information described in the preceding two sentences in its Form ADV and will provide its existing clients with the above information. The Advisor shall disclose in the statements of additional information of registered fund clients a summary of procedures which the Advisor uses to determine how to vote proxies relating to portfolio securities of such clients. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and the Advisor or an affiliate of the Advisor.

The semi-annual reports of Fund clients shall indicate that theFund’s proxy voting records are available: (i) by calling a toll-free number; or (ii) on the SEC’s website. If a request for the records is received, the requested description must be sent within three business days by a prompt method of delivery.

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The Advisor, on behalf of the Fund it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

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PART C:

OTHER INFORMATION

ProShares Private Equity Access Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust is filed herewith.

(a)(2)	Certificate of Trust is filed herewith.

(b)	By-Laws are filed herewith.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b)

(e)	Not applicable.

(f)	Not applicable.

(g)	Form of Investment Management Agreement to be filed by amendment.

(h)(1)	Form of Distribution Agreement to be filed by amendment.

(h)(2)	Service Class Distribution and Service Plan to be filed by amendment.

(h)(3)	Investor Class Distribution and Service Plan to be filed by amendment.

(h)(4)	Institutional Class Distribution and Service Plan to be filed by amendment.

(i)	Not applicable.

(j)	Form of Custody Agreement to be filed by amendment.

(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement to be filed by amendment.

(k)(2)	Not applicable.

(k)(3)	Joint Insured Bond Agreement to be filed by amendment.

(k)(4)	Joint Liability Insurance Agreement to be filed by amendment.

(l)	Consent of Dechert LLP to be filed by amendment.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of ProShares Advisors LLC is filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$	[	]
Legal fees	$	[	]
Printing fees	$	[	]
Blue Sky fees	$	[	]
Transfer Agent fees	$	[	]
Total	$	[	]

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Directors of the Registrant is identical to the board of trustees and/or board of directors of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders
Shares of Beneficial Ownership for Investor Class	[ ]
Shares of Beneficial Ownership for Service Class	[ ]
Shares of Beneficial Ownership for Institutional Class	[ ]

*	As of [ ]

Item 30. Indemnification

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to an Amended and Restated Declaration of Trust, dated [Date] (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust.

(c) For any criminal proceeding finally adjudicated for which the Covered Person had reasonable cause to believe that his or her conduct was unlawful.

(d) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a), (b) or (c) of this Section 5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 5, provided that either.

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 5 of the Declaration of Trust,

(c) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(d) “Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(e) “Liability” and “expenses” shall include without limitation, attorneys’ and accountants’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, ProShare Advisors LLC (the “Investment Manager”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Investment Manager, and/or (3) the Registrant’s counsel. The address of each is as follows:

ProShare Advisors LLC

Attn: General Counsel

7272 Wisconsin Avenue, 21st Floor

Bethesda, MD 20814-6527

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)  to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(b)  that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)  that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)  if the Registrant is relying on Rule 430B:

(A)  each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)  each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)  if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)  for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)  for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.   The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda and the State of Maryland on September 26, 2025.

ProShares Private Equity Access Fund

By:	/s/Richard Morris
Name: Richard Morris
Title: Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person in the capacity and on the date indicated.

/s/ Richard Morris	Initial Trustee	September 26, 2025

Exhibit Index

(a)(1)	Form of Agreement and Declaration of Trust

(a)(2)	Certificate of Trust

(b)	Form of By-Laws

(r)(2)	Code of Ethics of ProShare Advisors LLC